                                                                Exhibit 99(b)(3)

FAIRNESS OPINION PRESENTATION
TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS



                                   PROJECT ROCKIES


                                    PIPER JAFFRAY


                                  February 19, 1999

TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                      Section
Description of Rockies                                                    1

     - Company Overview
     - Recent Performance Issues

Due Diligence Procedures                                                  2

Overview of Transaction                                                   3

     - Transaction Background
     - Proposed Deal Structure and Terms

Summary of Analyses                                                       4

Appendices

     Comparable Acquisition Analysis                                      A
     Premiums Paid Analysis                                               B
     Comparable Company Analysis                                          C
     Discounted Cash Flow Analysis                                        D
     LBO Analysis                                                         E

                                DESCRIPTION OF ROCKIES

DESCRIPTION OF ROCKIES

--------------------------------------------------------------------------------

COMPANY OVERVIEW

- Rockies (the "Company"), currently operates 22 brewery restaurants under the names Rockies, Chop Shop and Walnut and 39 Cubs restaurants in 18 states throughout the country.

- The Company's two main concepts, Rockies and Cubs, were founded by the Chairman in 1990 and 1976, respectively. Rockies was incorporated in April 1994 and completed its initial public offering in July 1994.

- Both the Brewery concepts and the Cubs concept are casual-dining restaurants that feature high quality, moderately priced food and a distinctive selection of microbrewed and specialty beers.


                                      1-1

DESCRIPTION OF ROCKIES

--------------------------------------------------------------------------------

RECENT PERFORMANCE ISSUES

  DISAPPOINTING OPERATING RESULTS

          -  Slowing Company unit growth

          -  Significant store closings

          -  Delay in timing of planned new store openings

          -  Negative same store sales

          -  Below average profitability versus comparable restaurant companies

HISTORY OF EARNINGS SHORTFALLS

          -  Erratic earnings history

          -  Q4 '98 operating earnings shortfall and reported earnings "noise"
               - $0.13 operating vs. $0.22 reported vs. $0.16 Piper Jaffray estimate vs. $0.15 Street estimate

          -  Q1 '99 sales already off budget

          -  Projected Q1 '99 earnings shortfall
               - $0.11 projected vs. $0.16 Piper Jaffray estimate vs. 2 published Street estimates at $0.04 and $0.13

          -  Lack of near term earnings visibility


                                      1-2

DESCRIPTION OF ROCKIES

--------------------------------------------------------------------------------

RECENT PERFORMANCE ISSUES


  CAPITAL MARKET ISSUES



          - Stagnant stock price - $6.11 per share average stock price (1/1/98 - 1/25/99)

          -    Small market capitalization

          -    Limited trading volume and float

          -    Large insider holdings

          -    Limited institutional sponsorship

          -    Diminishing research sponsorship from the Street

          -    Perceived management instability

          -    Restaurant industry and specialty beer remain "out of favor"


                                      1-3

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------
   RECENT MARKET PERFORMANCE
   -------------------------

        Stock Market                                                     NASDAQ

        Stock Price (as of 2/17/99)
          -- Last Close                                                   $8.53
          -- Last Bid                                                     $8.50
          -- Last Ask                                                     $8.75

        Stock Price (as of 1/25/99)
          -- Last Close                                                   $6.63
          -- 30 Day Average                                               $5.77
          -- 60 Day Average                                               $5.73
          -- 90 Day Average                                               $5.67
          -- 180 Day Average                                              $5.92

        In the 12 month period ending 1/25/99 the stock has traded at:
          -- A Low Of                                                     $4.63
          -- A High Of                                                    $7.56
          -- An Average Daily Volume Of                                    30.1

        In the 6 month period ending 1/25/99 the stock has traded at:
          -- A Low Of                                                     $4.63
          -- A High Of                                                    $7.13
          -- An Average Daily Volume Of                                    29.7

        In the 3 month period ending 1/25/99 the stock has traded at:
          -- A Low Of                                                     $5.13
          -- A High Of                                                    $7.13
          -- An Average Daily Volume Of                                    36.7

        Market Cap (based on 2/17/99 price)                               $68.7
        Market Cap (based on 1/25/99 price)                               $53.4


                                         1-4

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                      DAILY STOCK PRICE/VOLUME PERFORMANCE
                                1/02/98 - 2/17/99





                                     [GRAPH]





                                      1-5

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                      WEEKLY STOCK PRICE/VOLUME PERFORMANCE
                                7/22/94 - 2/17/99





                                     [GRAPH]






                                       1-6

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                      ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                                  1/1/98 - 1/25/99





                                     [GRAPH]


*  The Weighted Average Stock Price is $6.11


                                       1-7

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                      ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                                   7/22/94 - 1/25/99





                                        [GRAPH]


*  The Weighted Average Stock Price is $13.24


                                       1-8

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                          DAILY RELATIVE PRICE PERFORMANCE
                                   1/1/98 - 2/17/99





                                        [GRAPH]


*  Includes 59 companies.
** Includes AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR,
   TACO and UNO.




                                        1-9

DESCRIPTION OF ROCKIES
-------------------------------------------------------------------------------

   RECENT MARKET PERFORMANCE
   -------------------------

                          WEEKLY RELATIVE PRICE PERFORMANCE
                                   7/22/94 - 2/17/99





                                    [GRAPH]


*  Includes 59 companies.
** Includes AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR,
   TACO and UNO.




                                       1-10

                            DUE DILIGENCE PROCEDURES

DUE DILIGENCE PROCEDURES

--------------------------------------------------------------------------------

Piper Jaffray worked extensively with Rockies during the summer and fall of 1997 and winter of 1998 as the Company's financial advisor in connection with an analysis of strategic alternatives and the subsequent investigation of a potential sale of the Company.

In the course of our current due diligence in connection with the rendering of its Fairness Opinion, Piper Jaffray has undertaken the following steps:

1) Piper Jaffray performed business and financial due diligence with the following representatives of the Company: William S. Hoppe, EVP and Chief Administrative Officer; Theresa P. Shelton, Vice President - Finance; and John A. Coletta, Vice President - Controller.

2) Conducted discussions with members of the Special Committee of the Board of Directors.

3) Reviewed certain publicly available business and financial information relating to the Company which we deemed to be relevant including the Reports on Form 10-K for the three years ended December 31, 1997 and the reports on Form 10-Q for the three quarters ended September 30, 1998.

4) Reviewed the Company's financial results for the year ended December 31, 1998.

5) Reviewed certain estimated financial information, including 5-year financial forecasts, relating to the business, earnings, cash flow, assets and liabilities furnished to us by the Company's management for the years ended 1999-2003.

6)   Reviewed the latest draft of the Agreement and Plan of Merger.

7) Reviewed the results of store level operations on a weekly and monthly basis.


                                      2-1

DUE DILIGENCE PROCEDURES

--------------------------------------------------------------------------------

CONTINUED

8) Reviewed information regarding the Company's owned/leased properties and sale/leaseback agreements.

9) Reviewed the historical prices and trading activity for the Company's Common Stock.

10) Reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions which we deemed relevant.

11) Compared certain public financial data of Rockies with certain financial and securities data of companies deemed similar to Rockies.

12) Performed discounted cash flow analysis on the five-year financial forecasts for Rockies furnished by Rockies management.

13) Compared premiums paid relative to recent public market pre-announcement trading prices to Rockies implied premium.

14) Analyzed the feasibility of a leverage buyout of the Company at various prices.

15)  Reviewed recent press releases and legal and accounting correspondence.

16) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

17) Reviewed the unsolicited indications of interest from parties other than RB Capital.


                                      2-2

                               OVERVIEW OF TRANSACTION

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1997 PROCESS

- During the summer and fall of 1997, Piper Jaffray assisted Rockies in evaluating strategic alternatives available to the Company to enhance shareholder value.

- As a result of this review, Piper Jaffray contacted forty-one parties to solicit their interest regarding a merger with or acquisition of the Company.

-    Four of these parties submitted "Firm Offers" for the business.

- One party was selected to negotiate a definitive agreement. Negotiations were terminated in December 1997 due to several factors, including:

     - Deteriorating Rockies performance, including missing the Q4 '97 analyst estimates

     - A material decrease in the acquirer stock price which resulted in a corresponding decrease in the offer price from the initial $12.50 per share to below $10.00 per share

     -    Complications regarding a pooling transaction

- On December 12, 1997, the Company announced that it had explored strategic alternatives, that it had adopted a shareholder rights plan and that it had instituted several management changes.


                                         3-1

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1998/1999 PROCESS

- In December of 1998, unaffiliated members of the Board of Directors were informed that several insiders were working with financial advisors and financing sources to put together an offer for the Company. A Special Committee of the Board of Directors was formed.

- On December 22, 1998, Piper Jaffray was retained as the Company's exclusive financial advisor.

- On January 11, 1998, each Board member of the Company received from The ConQuest Group ("CQ") an unsolicited "initial indication of interest in discussing with" the Company's Board an all cash acquisition of Rockies for "approximately $10 per common-stock share."

- On January 13, 1999, the Special Committee received an offer from a group that owns approximately 30% of the Company's common shares (on a fully diluted basis) to acquire Rockies for $9.50 per share. The letter addressed transaction structure, financing status, a rationale for the transaction, next steps and certain other matters.

- On January 26, 1999, the Company received an offer from Cracken, Harkey, Street & Harnett, LLC to purchase the outstanding shares of the Company for $9.25 per share. The letter addressed transaction structure, financing status, a rationale for the transaction, next steps and certain other matters.

- On January 27, 1999, the Company issued a press release announcing the receipt of three indications of interest to acquire the Company and the formation of a Special Committee.


                                         3-2

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1998/1999 PROCESS

- After reviewing the offers, the Special Committee instructed Piper Jaffray to contact each of the interested parties to facilitate an exchange of information. Piper Jaffray requested formal offers be delivered to the Company by February 10, 1999.

- On February 10, 1999, the Company received proposals from two of the three interested parties. After a review of each interested parties' proposal, Piper Jaffray held discussions with the interested parties and their financing sources.

- On February 11, 1999, Piper Jaffray received an inquiry from Bull Dog Brewery, a brew pub operating company, regarding a transaction with Rockies. Piper Jaffray requested more information. None was provided.

- February 11, 1999 - February 18, 1999 the Special Committee and its advisors continued discussions and negotiations with interested parties.


                                         3-3

OVERVIEW OF TRANSACTION

---------------------------------------------------------------------------------------------------------------------
   PROPOSED DEAL STRUCTURE AND TERMS


   STRUCTURE:               The Merger Agreement calls for RB Capital, Inc. to acquire Rockies through a Cash Merger.

   PER SHARE PRICE:         The per share consideration to be received by Rockies shareholders is $10.25.

   SHARES OUTSTANDING(1):   8,011,296

   OPTIONS OUTSTANDING(2):  947,100

   DEAL VALUE:              The aggregate equity and transaction value for the transaction is as follows:

                            - Unaffiliated shareholders @ $10.25 per share =   $58.1 million

                            - Options Exercised @ $10.25                   =    $2.6 million

                            - Insider Holdings Rolled                      =   $24.0 million

                            - Options Rolled @ $10.25                      =    $0.3 million

                            - Plus Debt Assumed (Net of Cash)(3)           =   $23.9 million

                            - Transaction ("Enterprise") Value             =  $108.9 million


   OTHER:                   The Merger Agreement calls for $3.16 million in termination fees and expense reimbursement payable to RB Capital by Rockies if the Agreement is terminated under certain conditions.

                            The Merger is subject to regulatory approvals.

   (1) Excludes restricted stock eliminated upon change of control.
   (2) Includes all "in-the-money" options.
   (3) Debt and cash as of 12/27/98, debt includes capital leases.


                                     3-4


OVERVIEW OF TRANSACTION

-----------------------------------------------------------------------------------------------------------

TERMINATION FEES AND EXPENSES

-  THE TERMINATION PROVISION OF $1.6 MILLION IN TERMINATION FEES AND $1.56 MILLION IN EXPENSE REIMBURSEMENT
   COMPARES FAVORABLY TO COMPARABLE TRANSACTIONS.



                                                                                                         % of Equity Value
                                                                                                    --------------------------
        Rockies Termination Fee                                                 $1.6 million                    1.9%


                                                                                                        % of Company Value
        Rockies Aggregate Termination Fee                                                           ---------------------------
           and Expense Reimbursement                                            $3.16 million                  2.9%




                                                                                    Termination Fee as a % of Equity Value
                                                                                -----------------------------------------------

                                                                                  Low         Median          Mean         High
                                                                                -------     ----------      --------     -------

        Going Private Transactions as a Percent of Equity Value(1)                1.0%         3.4%            4.0%        9.6%

                                                                                                                SOURCE:  COMMSCAN




(1) BASED ON INFORMATION AVAILABLE ON GOING PRIVATE TRANSACTIONS WITH A TRANSACTION VALUE OF BETWEEN $30 MILLION AND $300 MILLION ANNOUNCED BETWEEN 1/1/97 AND 2/17/99 (EXCLUDES FINANCIAL INSTITUTIONS AND REITS).




                                     3-5



OVERVIEW OF TRANSACTION

-----------------------------------------------------------------------------------------------------------


                                                    Other Relevant Transactions
               ----------------------------------------------------------------------------------------

                                                                           Termination Fee and Expense
                                                                          Reimbursement as a Percent of
                     Target                       Acquirer                         Company Value
               ------------------------     ------------------------      -----------------------------

               Bertucci's                    Ten Ideas                                   2.8%

               Back Bay                      SRC Holdings                                8.5%

               Skyline Chili                 Skyline Acquisition Corp.                   5.7%(1)

               Ground Round Restaurants      GRR Holdings LLC                            3.5%

---------------------
(1) Excludes expense reimbursement


                                     3-6

                      SUMMARY OF ANALYSIS

SUMMARY OF ANALYSIS

-------------------------------------------------------------------------------


TRANSACTION MULTIPLES


                                                     $10.25         ROCKIES
                                                     -------        -------
                 Company Value/Revenue                0.68x          $160.1

                 Company Value/EBITDA                  6.4x           $17.2

                 Company Value/EBIT                   12.7x            $8.6

                 Equity Value/Net Income              19.9x            $4.3

                 Equity Value/Reported Net Income     21.4x            $4.0

                 Premium Paid(1)                      54.7%           $6.63

(1) Based on share price of $6.63 as of 1/25/99.


                                     4-1

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
   VALUATION METHODOLOGY                                 IMPLIED VALUATION RANGE(1)
                                                             ($ PER SHARE)(2)
---------------------------------------------------------------------------------------
   COMPARABLE TRANSACTION:

     Underperforming Restaurants                               $7.84 - $10.56

     Restaurant Going Private Transactions                     $7.97 - $11.03

   PREMIUMS PAID ANALYSIS:

     All Going Private Transactions                            $6.62 - $10.89

     Restaurant Sector Acquisitions                            $6.61 - $9.67

  COMPARABLE COMPANY:

     Underperforming Restaurants                               $6.16 - $9.37

   DISCOUNTED CASH FLOW:

     Management Projections                                    $7.39 - $11.09

   LEVERAGED BUYOUT ANALYSIS(2)                                   $10.25
---------------------------------------------------------------------------------------

(1) Range is defined as the low mean or median implied value derived from any of the valuation metrics to the high mean or median implied value except in the case of the discounted cash flow analysis where the range is calculated at a variety of discount rates and exit multiples.

(2) Based on fully diluted shares outstanding.

(3) Feasibility tested at listed price.

                                      4-2

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------
COMPARABLE M&A TRANSACTIONS

   UNDERPERFORMING COMPANIES

                                                      COMPARABLE
         SELECTED VALUATION DATA:               TRANSACTION MULTIPLES (LTM)    ROCKIES        IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   MEAN         MEDIAN                          MEAN        MEDIAN
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.60x           $160.1         $10.42        $8.82

         Company Value/Operating Income(1)       13.0x          10.2x             $8.6         $10.56        $7.91

         Company Value/EBITDA(1)                  6.3x           6.3x            $17.2         $10.19       $10.12

         Equity Value/Net Income(1)              19.9x          15.9x             $4.3         $10.28        $8.36

         Equity Value/Reported Net Income        19.9x          15.9x             $4.0          $9.63        $7.84
                                                ---------------------------                   -----------------------
         Debt(2)                                                                 $24.3
         Cash(2)                                                                  $0.4
                                                                                ------

     MOST COMPARABLE GOING PRIVATE TRANSACTIONS

                                                      COMPARABLE
         SELECTED VALUATION DATA:               TRANSACTION MULTIPLES (LTM)    ROCKIES        IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   MEAN         MEDIAN                          MEAN        MEDIAN
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.72x           $160.1         $10.44       $11.03

         Company Value/Operating Income(1)       13.3x          12.3x             $8.6         $10.84        $9.84

         Company Value/EBITDA(1)                  6.3x           6.0x            $17.2         $10.23        $9.56

         Equity Value/Net Income(1)              21.3x          16.2x             $4.3         $10.96        $8.50

         Equity Value/Reported Net Income        21.3x          16.2x             $4.0         $10.26        $7.97
                                                ---------------------------                   -----------------------
         Debt(2)                                                                 $24.3
         Cash(2)                                                                  $0.4
                                                                                ------

(1) Excludes one time gains and losses, discontinued operations and cumulative effect of accounting change to reflect ongoing operations.
(2) Debt and cash as of 12/27/98.

                                      4-3

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

PREMIUMS PAID IMPLIED VALUATION

- The tables below show Mean and Median premiums paid in the Restaurant Sector and in all Going Private Transactions since 1/1/97 and an implied Rockies price per share based on these analyses.

                                          PREMIUMS PAID                  IMPLIED ROCKIES
                   ROCKIES(1)       GOING PRIVATE TRANSACTIONS            PURCHASE PRICE
                   ----------       --------------------------         ---------------------
                                       MEAN          MEDIAN            MEAN           MEDIAN
                                       ----          ------            ----           ------
1 YEAR PRIOR        $6.38              70.9%          55.4%            $10.89          $9.90
1 MONTH PRIOR       $5.38              25.3%          23.1%             $6.73          $6.62
1 WEEK PRIOR        $6.00              22.0%          19.1%             $7.32          $7.15
1 DAY PRIOR         $6.63              20.4%          17.9%             $7.98          $7.81
                                          PREMIUMS PAID                  IMPLIED ROCKIES
                                     RESTAURANT TRANSACTIONS              PURCHASE PRICE
                                    --------------------------         ---------------------
                                       MEAN          MEDIAN            MEAN           MEDIAN
                                       ----          ------            ----           ------
1 YEAR PRIOR        $6.38              44.4%          51.7%            $9.21           $9.67
1 MONTH PRIOR       $5.38              36.5%          22.9%            $7.34           $6.61
1 WEEK PRIOR        $6.00              30.9%          17.5%            $7.85           $7.05
1 DAY PRIOR         $6.63              25.2%          16.2%            $8.29           $7.70

- These implied premiums compare to a one day premium of 54.7%(1) based on offer price of $10.25.

(1) Reflects Rockies announcement date of 1/26/99.

                                      4-4

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

     COMPARABLE COMPANY ANALYSIS

                                          COMPARABLE GROUP(1)                         IMPLIED PRICE PER SHARE
                                          -------------------                         -----------------------
                                           MEAN       MEDIAN      ROCKIES              MEAN          MEDIAN
                                          ------    ---------     -------             --------      ---------
     Company Value/Net Sales(2)           0.60x      0.52x         $160.1              $8.87         $7.37

     Company Value/Operating Income(2)    8.52x      8.92x           $8.6              $6.16         $6.59

     Company Value/EBITDA(2)              4.94x      4.75x          $17.2              $7.58         $7.21

     P/E Ratios:

         Calendar 1999 Estimate          12.66x     11.78x           $4.9              $7.72         $7.19

         Calendar 2000 Estimate          10.85x     11.43x           $6.7              $8.89         $9.37
                                                                     --------------------------------------
                                                                     MEAN              $7.84         $7.55
                                                                     MEDIAN            $7.72         $7.21
                                                                     --------------------------------------

(1) Comparable Group Includes: AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR, TACO, UNO
(2) Debt of $24.3 M. and cash of $0.4 M as of 12/27/98.

                                      4-5

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

DCF ANALYSIS

                                             ---------------------------------------------------------
                                                                    PROJECTED
                                             ---------------------------------------------------------
                                                1999        2000       2001        2002         2003
                                             ---------------------------------------------------------
OPERATING INCOME                             $11,280.0   $14,922.0  $16,713.0   $19,251.1    $21,795.9

Income Taxes @ 37.0%                           4,173.6     5,521.2    6,183.8     7,122.9      8,064.5
                                             ---------------------------------------------------------

After Tax Operating Income                     7,106.4     9,400.9   10,529.2    12,128.2     13,731.4

Depreciation and Amortization                  9,615.0    11,021.0   11,805.0    12,864.0     13,121.0

(Increase) Decrease in Working Capital        (5,893.0)     (451.0)    (186.0)     (359.0)       125.0

Capital Expenditures                         (11,532.0)  (12,835.8) (13,311.8)  (13,631.7)   (14,123.0)

                                             ---------------------------------------------------------
FREE CASH FLOW                                 (703.60)    7,135.1    8,836.4    11,001.5     12,854.4

Plus: Terminal Value @ 9.0x Operating Income                                                 196,163.2

                                             ---------------------------------------------------------
TOTAL CASH FLOW                                (703.60)   $7,135.1   $8,836.4   $11,001.5   $209,017.6





-------------------------------------------------
NET PRESENT VALUE CALCULATION
-------------------------------------------------
NPV of Free Cash Flow                   $19,953.6
NPV of Terminal Value                   $78,833.6
                                      -----------
COMPANY VALUE                           $98,787.2

Cash and Cash Equivalents                  $449.7
Debt and Capital Lease Obligations      $24,335.0
                                      -----------
EQUITY VALUE                            $74,901.9
Share Outstanding                     8,219,262.2
EQUITY VALUE PER SHARE                      $9.11




-------------------------------------------------
ASSUMPTIONS
-------------------------------------------------
Operating Income Multiple:                   9.0x
Discount Rate:                              20.0%
Tax Rate:                                   37.0%




------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
------------------------------------------------------
                                DISCOUNT RATE
                         18.0%       20.0%       22.0%
                      --------------------------------
OPERATING     8.0x    73,531.5    66,142.6    59,435.9
 INCOME       9.0x    83,058.7    74,901.9    67,500.4
MULTIPLE     10.0x    92,585.9    83,661.2    75,564.9


------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
------------------------------------------------------
                                DISCOUNT RATE
                        18.0%       20.0%       22.0%
                       -------------------------------
OPERATING     8.0x      8.96        8.14        7.39
 INCOME       9.0x     10.02        9.11        8.29
MULTIPLE     10.0x     11.09       10.09        9.19



     Management projections adjusted to reflect change in
                accounting for startup costs.

                               4-6

LBO ANALYSIS
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

-----------------------------------------------------
SOURCES & USES OF FUNDS
-----------------------------------------------------

-------------------------------------------------------------------------------
Market Value
-------------------------------------------------------------------------------
  Stock Price on 1/25/99                                                 $6.63
  Purchase Premium:                                                      54.7%
                                                                       -------
  Buyout Price per Share                                                $10.25
  Number of Shares Outstanding(000)                                      8,301
                                                                       -------
IMPLIED PURCHASE PRICE OF 100% OF EQUITY                               $85,068
                                                                       -------
                                                                       -------
  Number of Shares Purchased(000s)                                       8,301


-------------------------------------------------------------------------------
Uses
-------------------------------------------------------------------------------
  Purchase Price of Equity                                             $85,088
  Existing Debt to Be Refinanced(3)                                    $20,226
                                                                      --------
  Total Purchase Price                                                $105,314
  Estimated Advisory fees                                               $2,250
  Financing/Placement Fees                                              $2,500
                                                                      --------
TOTAL USES OF FUNDS                                                   $110,064
                                                                      --------
                                                                      --------


-------------------------------------------------------------------------------------------------------------
Sources
-------------------------------------------------------------------------------------------------------------
                                                   RATE    MATURITY   % OF TOTAL     AMOUNT       OWNERSHIP
                                                  -----    --------   ----------    --------      ---------
  CASH ON BALANCE SHEET                              NA          NA       0.4%          $450            NA

  Assumed Debt/Capital Lease Obligations           9.3%           0       7.7%        $8,529            NA
  Revolver                                        10.0%          NA       0.0%           (50)           NA
  Term Loan A                                      8.8%     8 Years      45.9%       $50,543          0.0%
  Term Loan B                                      9.1%     8 Years       0.0%            $0          0.0%
  Senior Subordinated Note (21.1% IRR)*           12.0%    10 Years      23.0%       $25,271          7.0%
                                                                                    --------
  TOTAL DEBT                                                                         $84,343

  Common Equity
    LBO Fund (32.6% IRR)*                            NA          NA      23.0%       $25,271         93.0%
    Management                                       NA          NA       0.0%            $0          0.0%
                                                                                    --------
  TOTAL EQUITY                                                                       $25,271
                                                                                    --------
TOTAL SOURCES OF FUNDS                                                              $110,064
                                                                                    --------
                                                                                    --------

*Equity value is calculated using a 5.0x EBITDA Multiple on year 2003


-----------------------------------------------------------------------------------------
1999 Proforma Capital Structure Analysis
-----------------------------------------------------------------------------------------
                                                               MULTIPLE OF   MULTIPLE OF
                                           AMOUNT    PERCENT   1998 EBITDA   1999 EBITDA
                                          -------    -------   -----------   -----------
Revolving Line of Credit                      ($0)     0.0%        0.0x          0.0x
Existing Debt                              $8,529      9.9%        0.5x          0.4x
  Term Loan A                             $50,543     58.8%        2.9x          2.4x
  Term Loan B                                  $0      0.0%        0.0x          0.0x
Senior Subordinated Note (21.1% IRR)*     $25,271     29.4%        1.5x          1.2x
Preferred Stock                                $0      0.0%        0.0x          0.0x
Stockholders' Equity                       $1,635      1.9%        0.1x          0.1x
                                          -------    -------   -----------   -----------
  TOTAL                                   $85,978    100.0%        5.0x          4.1x
                                          -------    -------   -----------   -----------
                                          -------    -------   -----------   -----------




----------------------------------------------------------------------------
Leverage/Coverage
----------------------------------------------------------------------------

                                      --------------------------------------
LEVERAGE                               1999    2000    2001    2002    2003
                                      --------------------------------------
  Total Debt/EBITDA                    4.2x    3.4x    3.0x    2.5x    2.0x
  Total Debt/(EBITDA-CAPEX)            9.3x    6.7x    5.6x    4.3x    3.4x
  Total Debt/Equity                   25.6x   11.7x    6.6x    3.9x    2.4x

COVERAGE
  EBITDA/Interest Expense              3.1x    3.1x    3.5x    4.2x    4.9x
 (EBITDA-CAPEX)/Interest Expense       1.4x    1.5x    1.9x    2.4x    2.9x
  Fixed Charge Coverage(1)             0.3x    0.7x    0.8x    0.9x    1.0x




----------------------------------------------------------------------------
Purchase Price Multiples
----------------------------------------------------------------------------
EQUITY PURCHASE PRICE                                 $85,088
  Plus: Assumed Debt                                  $20,226
  Less: Excess Cash                                      $450
                                                     --------
COMPANY VALUE                                        $104,864
                                                     --------
                                                     --------


                                              VALUE   MULTIPLE
                                           --------   --------
PURCHASE PRICE MULTIPLES
  Company Value/1998 EBIT(2)                 $8,598     12.2x
  Company Value/1998 EBITDA                 $17,213      6.1x
  Company Value/1999 EBIT                   $11,280      9.3x
  Company Value/1999 EBITDA                 $21,192      4.9x
  Company Value/1999 Free Cash Flow(2)       $9,660     10.9x
  Company Value/1999 Revenue               $182,372      0.6x





-------------------------------------------------------------------------
Goodwill Calculation
-------------------------------------------------------------------------
Equity Purchase Price                                            $85,088
Financing Fees                                                     4,750
Book Value of Equity                                              66,202
                                                                --------
GOODWILL ASSUMED                                                      NM

  Goodwill Amortization Life Expense                            15 Years
                                                                --------
GOODWILL EXPENSE PER YEAR                                             NM

 Financing Fees Life Expectancy                                 5 Years
                                                                --------
FINANCING FEES PER YEAR                                               NM



(1) Fixed Charge Coverage = (EBITDA - Capex - Current Taxes)/(Interest + Scheduled Principal Repayments)
(2) Free Cash Flow = EBITDA - Capital Expenditures - Change in Working Capital, 1998 EBIT is normalized
(3) Based on Q1 1999 balance sheet




                                       4-7

                         COMPARABLE ACQUISITION ANALYSIS

COMPARABLE ACQUISITION ANALYSIS

--------------------------------------------------------------------------------

- The Comparable Transaction Analysis includes a review of transactions involving companies deemed similar to Rockies. Piper Jaffray continually follows transactions in the restaurant industry under SIC codes 5812 and 5813.

-    Piper Jaffray examined two groups of M&A transactions for Rockies:

     -  Underperforming Restaurant Transactions

     -  Comparable Going Private Restaurant Transactions

-    Date range: 1/1/97 - present

- Disclosed information regarding such transactions is often incomplete, especially for deals involving acquisitions of or by privately held companies. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

- This group of comparable transactions is used to derive a range of implied valuations for Rockies by applying the various purchase price multiples from the comparable transactions to Rockies' sales, EBITDA, operating income and net income for the twelve month period ending December 31, 1998. This valuation methodology is illustrated in detail on the following page.

RESTAURANT INDUSTRY MERGERS & ACQUISITIONS - UNDERPERFORMING COMPANIES                                         PIPER JAFFRAY INC.
---------------------------------------------------------------------------------------------------------------------------------
SIC CODES 5812, 5813
COMPANY VALUE > $10 MILLION

                                                                                       ------------------------------------------
                                                                                                        MULTIPLES
                                                                                       ------------------------------------------
                                                                                                                           EQUITY
                                                                         COMPANY    EQUITY  COMPANY    COMPANY   COMPANY   VALUE/
DATE                                                                       VALUE     VALUE   VALUE/     VALUE/    VALUE/      NET
EFFECTIVE  TARGET                        ACQUIROR                           $MIL      $MIL    SALES     EBITDA      EBIT   INCOME
---------------------------------------------------------------------------------------------------------------------------------

 Pending   Back Bay Restaurant Group     SRC Holdings Inc.                 $41.3     $37.7     0.4x       5.0x     10.1x    14.9x
 Pending   Au Bon Pain                   Bruckmann, Rosser, Sherill & Co. $136.4     $73.0     0.5x       6.5x     35.5x       NM
 Pending   Fuddruckers Inc.              King Cannon                       $43.0     $43.0     0.3x       4.2x      9.6x       NA
 Pending   Sbarro Inc.                   Sbarro Family                    $468.3    $585.0     1.3x       5.8x      8.1x    16.2x
01/25/99   Spaghetti Warehouse(2)        Cracken, Harkey & Co.             $50.0     $45.5     0.8x       8.2x     22.2x    38.2x
09/01/98   Timber Lodge Steakhouse Inc.  GB Foods Corp                     $18.6     $18.2     0.6x       6.3x     14.6x    20.6x
07/31/98   Morrison Restaurants Inc.     Piccadilly Cafeterias Inc         $58.3     $46.3     0.2x       8.8x        NM       NM
07/21/98   Bertucci's                    NE Restaurant Co Inc             $101.7     $93.6     0.7x       6.8x     16.4x    28.0x
07/09/98   Pollo Tropical                Carrols Corp                      $89.5     $90.8     1.3x       6.8x      9.1x    15.3x
07/07/98   Houlihans Restaurant Group    Hampstead/Scoggin                $125.0     $30.0     0.5x       5.7x        NM       NM
04/28/98   Skyline Chili Inc.            Fleet Equity Partners             $26.1     $22.9     0.8x       4.6x      7.0x    13.0x
04/03/98   DavCo Restaurants Inc         Citicorp Venture Capital         $180.3    $133.6     0.8x       7.3x     11.7x    14.7x
02/03/98   Sagebrush Inc.                WSMP Inc.                         $41.6     $39.4     0.8x       5.4x      8.9x    14.2x
01/22/98   El Chico Restaurants Inc.     Cracken, Harkey & Co.             $57.8     $49.4     0.6x       6.0x     14.3x       NM
01/05/98   International Dairy Queen Inc.Berkshire Hathaway, Inc.         $536.9    $585.0     1.3x       8.0x      9.0x    15.4x
12/23/97   Perkins Family Restaurant LP  Restaurant Co.                   $214.0    $146.8     0.8x       5.9x     10.7x    15.9x
10/20/97   Ground Round Restaurants      GRR Holdings LLC                  $56.9     $18.4     0.3x       6.5x        NM       NM
12/02/97   Rudy's Restaurant Group       Benihana Inc.                     $18.9     $17.6     1.1x       6.6x      8.1x    22.4x
09/26/97   Krystal Co                    Port Royal Holdings Inc          $143.5    $108.4     0.6x       7.0x     15.4x    30.1x
07/16/97   Hardees Food Systems Inc.     CKE Restaurants Inc              $361.2    $324.1     0.5x         NM        NM       NM
07/03/97   Monterey's Acquistion Corp.   Casa Ole Restaurants Inc.         $10.8      $4.0     0.5x       4.6x     10.2x       NM
06/24/97   Charlie Brown's Inc.          Castle Harlan Partners III        $50.4        NA       NA       6.1x        NA       NA
05/28/97   Hamberger Hamlet-Restaurants  Koo Koo Roo                       $11.7     $11.5     0.4x         NM        NM       NM

                                                                          -------------------------------------
                                                                               TARGET LTM FINANCIAL INFORMATION
                                                                          -------------------------------------

                                                                             NET                           NET
DATE                                                                       SALES    EBITDA     EBIT     INCOME
EFFECTIVE  TARGET                        ACQUIROR                           $MIL      $MIL     $MIL       $MIL(1)
---------------------------------------------------------------------------------------------------------------

 Pending   Back Bay Restaurant Group     SRC Holdings Inc.                 $97.3      $8.2     $4.1       $2.5
 Pending   Au Bon Pain                   Bruckman, Rosser, Sherill & Co.  $248.8     $20.8     $3.8      ($2.2)
 Pending   Fuddruckers Inc.              King Cannon                      $134.2     $10.3     $4.5         NA
 Pending   Sbarro Inc.                   Sbarro Family                    $348.2     $80.5    $57.6      $36.2
01/25/99   Spaghetti Warehouse(2)        Cracken, Harkey & Co.             $66.0      $6.1     $2.3       $1.2
09/01/98   Timber Lodge Steakhouse Inc.  GB Foods Corp                     $29.9      $3.0     $1.3       $0.9
07/31/98   Morrison Restaurants Inc.     Piccadilly Cafeterias Inc        $241.3      $6.6    ($3.4)     ($2.3)
07/21/98   Bertucci's                    NE Restaurant Co Inc             $140.3     $15.1     $6.2       $3.3
07/09/98   Pollo Tropical                Carrols Corp                      $67.7     $13.2     $9.8       $5.9
07/07/98   Houlihans Restaurant Group    Hampstead/Scoggin                $262.6     $22.0     $9.0      ($2.7)
04/28/98   Skyline Chili Inc.            Fleet Equity Partners             $34.4      $5.6     $3.7       $1.8
04/03/98   DavCo Restaurants Inc         Citicorp Venture Capital         $238.4     $24.6    $15.4       $9.1
02/03/98   Sagebrush Inc.                WSMP Inc.                         $49.8      $7.7     $4.6       $2.8
01/22/98   El Chico Restaurants Inc.     Cracken, Harkey & Co.            $102.5      $9.7     $4.1(3)    $0.8
01/05/98   International Dairy Queen Inc.Berkshire Hathaway, Inc.         $421.1     $67.3    $59.7      $38.1
12/23/97   Perkins Family Restaurant LP  Restaurant Co.                   $269.5     $36.1    $20.1       $9.2
10/20/97   Ground Round Restaurants      GRR Holdings LLC                 $195.5      $8.7    ($2.2)     ($8.7)
12/02/97   Rudy's Restaurant Group       Benihana Inc.                     $16.5      $2.9     $2.3       $0.8
09/26/97   Krystal Co                    Port Royal Holdings Inc          $248.2     $20.4     $9.3(4)    $3.6
07/16/97   Hardees Food Systems Inc.     CKE Restaurants Inc              $745.1     $31.6   ($17.8)    ($15.3)
07/03/97   Monterey's Acquistion Corp.   Casa Ole Restaurants Inc.         $20.6      $2.3     $1.1       $0.1
06/24/97   Charlie Brown's Inc.          Castle Harlan Partners III           NA      $8.3       NA         NA
05/28/97   Hamberger Hamlet-Restaurants  Koo Koo Roo                       $30.0      $1.0    ($0.6)     ($0.9)



                                         ---------------------------------------------------------------------
                                         MINIMUM                            .24x      4.2x     7.0x      13.0x
                                         MEAN                               .69x      6.3x    13.0x      19.9x
                                         MEDIAN                             .60x      6.3x    10.2x      15.9x
                                         MAXIMUM                           1.35x      8.8x    35.5x      38.2x
                                         ---------------------------------------------------------------------

                                                      PRICE PER SHARE
                                                        MEAN    MEDIAN
Rockies    Implied based on Sales Multiple            $10.42     $8.82    $160.1     $17.2     $8.6       $4.3
           Implied based on EBITDA Multiple           $10.19    $10.12                      Reported NI   $4.0
           Implied based on EBIT Multiple             $10.56     $7.91
           Implied based on N/I Multiple              $10.28     $8.36
           Implied based on Report N/I multiple        $9.63     $7.84

(1) Fully Taxed
(2) Based on LTM information available at the day of the announcement
(3) Excludes special charges.
(4) Excludes Special Litigation Charge in Q4 of Fiscal 1996 of $4 million (before income tax benefit)

RESTAURANT INDUSTRY MERGERS & ACQUISITIONS - MOST COMPARABLE GOING PRIVATE TRANSACTIONS                         PIPER JAFFRAY INC.
----------------------------------------------------------------------------------------------------------------------------------
SIC CODES 5812, 5813
COMPANY VALUE > $10 MILLION

                                                                                       ------------------------------------------
                                                                                                        MULTIPLES
                                                                                       ------------------------------------------
                                                                                                                           EQUITY
                                                                         COMPANY    EQUITY  COMPANY    COMPANY   COMPANY   VALUE/
DATE                                                                       VALUE     VALUE   VALUE/     VALUE/    VALUE/      NET
EFFECTIVE  TARGET                        ACQUIROR                           $MIL      $MIL    SALES     EBITDA      EBIT   INCOME
---------------------------------------------------------------------------------------------------------------------------------

  Topped   Bertucci's                    Ten Ideas                         $79.4     $71.3     0.6x       5.3x     12.8x    21.3x
 Pending   Sbarro Inc.                   Sbarro Family                    $468.3    $585.0     1.3x       5.8x      8.1x    16.2x
 Pending   Back Bay Restaurant Group     SRC Holdings Inc.                 $41.3     $37.7     0.4x       5.0x     10.1x    14.9x
01/25/99   Spaghetti Warehouse(2)        Cracken, Harkey & Co.             $50.0     $45.5     0.8x       8.2x     22.2x    38.2x
07/21/98   Bertucci's                    NE Restaurant Co Inc             $101.7     $93.6     0.7x       6.8x     16.4x    28.0x
04/03/98   DavCo Restaurants Inc         Citicorp Venture Capital         $180.3    $133.6     0.8x       7.3x     11.7x    14.7x
01/22/98   El Chico Restaurants Inc.     Cracken, Harkey & Co.             $57.8     $49.4     0.6x       6.0x     14.3x       NM
12/23/97   Perkins Family Restaurant LP  Restaurant Co.                   $214.0    $146.8     0.8x       5.9x     10.7x    15.9x
12/03/97   Ground Round Restaurants      GRR Holdings LLC                  $56.9     $18.4     0.3x       6.5x        NM       NM

                                                                         -------------------------------------
                                                                              TARGET LTM FINANCIAL INFORMATION
                                                                         -------------------------------------

                                                                             NET                           NET
DATE                                                                       SALES    EBITDA     EBIT     INCOME
EFFECTIVE  TARGET                        ACQUIROR                           $MIL      $MIL     $MIL       $MIL(1)
--------------------------------------------------------------------------------------------------------------

  Topped   Bertucci's                    Ten Ideas                        $140.3     $15.1     $6.2       $3.3
 Pending   Sbarro Inc.                   Sbarro Family                    $348.2     $80.5    $57.6      $36.2
 Pending   Back Bay Restaurant Group     SRC Holdings Inc.                 $97.3      $8.2     $4.1       $2.5
01/25/99   Spaghetti Warehouse(2)        Cracken, Harkey & Co.             $66.0      $6.1     $2.3       $1.2
07/21/98   Bertucci's                    NE Restaurant Co Inc             $140.3     $15.1     $6.2       $3.3
04/03/98   DavCo Restaurants Inc         Citicorp Venture Capital         $238.4     $24.6    $15.4       $9.1
01/22/98   El Chico Restaurants Inc.     Cracken, Harkey & Co.            $102.5      $9.7     $4.1(3)    $0.8
12/23/97   Perkins Family Restaurant LP  Restaurant Co.                   $269.5     $36.1    $20.1       $9.2
12/03/97   Ground Round Restaurants      GRR Holdings LLC                 $195.5      $8.7    ($2.2)     ($8.7)



                                         ---------------------------------------------------------------------
                                         MINIMUM                            .29x      5.0x     8.1x      14.7x
                                         MEAN                               .69x      6.3x    13.3x      21.3x
                                         MEDIAN                             .72x      6.0x    12.3x      16.2x
                                         MAXIMUM                           1.35x      8.2x    22.2x      38.2x
                                         ---------------------------------------------------------------------

                                                      PRICE PER SHARE
                                                        MEAN    MEDIAN
Rockies    Implied based on Sales Multiple            $10.44    $11.03    $160.1     $17.2     $8.6       $4.3
           Implied based on EBITDA Multiple           $10.23     $9.56                      Reported NI   $4.0
           Implied based on EBIT Multiple             $10.84     $9.84
           Implied based on N/I Multiple              $10.96     $8.50
           Implied based on Report N/I multiple       $10.26     $7.97

(1) Fully Taxed
(2) Based on LTM information available at the day of the announcement
(3) Excludes special charges.

                                PREMIUMS PAID ANALYSIS

PREMIUMS PAID ANALYSIS

--------------------------------------------------------------------------------

- The following is an analysis of premiums paid relative to recent public market pre-announcement trading prices for a variety of transactions including control acquisitions in the restaurant industry as well as acquisitions of remaining public minority interests.

- This analysis examines the difference between the acquisition cost and the target's market capitalization at distinct points in time. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

-    We reviewed two distinct comparable groups for the Premiums Paid Analysis:

     -  Restaurant Sector Acquisitions

          *  Equity transaction size greater than $15 million

          *  1/1/97 - present

     -  All Going Private Transactions

          *  Equity transaction size $30 - $300 million

          *  1/1/97 - present

          *  Acquiror owns greater than 80% post transaction

PREMIUMS PAID ANALYSIS - RESTAURANTS                                         PIPER JAFFRAY INC.
-----------------------------------------------------------------------------------------------
ANNOUNCEMENT DATE: 1/11/1997 - 2/17/1999

ANN.      EFFECTIVE
DATE      DATE           ACQUIROR FULL NAME                    TARGET FULL NAME
-----------------------------------------------------------------------------------------------
4/15/97   Withdrawn      MERITAGE HOSPITALITY GROUP*           SKYLINE CHILI INC.
3/25/97   Terminated     CHECKERS DRIVE-IN RESTAURANT          RALLY'S HAMBURGERS
2/13/98   Topped         TEN IDEAS*                            BERTUCCI'S
3/6/98                   ARTHUR TREACHER'S                     MIAMI SUBS CORPORATION
4/23/98   Withdrawn      CONQUEST PARTNERS*                    SPAGHETTI WAREHOUSE
5/1/98    Terminated     TECH ELECTRO INDUSTRIES               DENAMERICA
9/18/98   1/25/99        CRACKEN, HARKEY & CO.                 SPAGHETTI WAREHOUSE
3/13/98   Topped         POLLO MANAGEMENT*                     POLLO TROPICAL
11/25/98  Pending        SBARRO FAMILY                         SBARRO INC.
12/3/98   Pending        SRC HOLDINGS                          BACK BAY RESTAURANT
12/11/98  Pending        CRACKER BARREL OLD COUNTRY STORE      LOGAN'S ROADHOUSE
6/10/98   10/30/98       FAMILY RESTAURANTS                    KOO KOO ROO
12/12/97  9/1/98         GB FOODS CORP.                        TIMBER LODGE STEAKHOUSE
4/23/98   7/31/98        PICCADILLY CAFETERIAS                 MORRISON RESTAURANTS
4/3/98    7/21/98        NE RESTAURANT COMPANY                 BERTUCCI'S INC.
6/4/98    7/9/98         CARROLS CORP.                         POLLO TROPICAL
9/26/97   4/28/98        FLEET EQUITY PARTNERS                 SKYLINE CHILI INC.
9/5/97    4/3/98         DAVCO ACQUISITION HOLDING             DAVCO RESTAURANTS
9/26/97   2/3/98         WSMP                                  SAGEBRUSH INC.
9/23/97   1/22/98        CRACKEN, HARKEY & CO.                 EL CHICO RESTAURANTS
10/21/97  1/5/98         BERKSHIRE HATHAWAY                    INTERNATIONAL DAIRY QUEEN
8/4/97    12/23/97       THE RESTAURANT COMPANY                PERKINS FAMILY RESTAURANTS LP
7/23/97   12/2/97        BENIHANA                              RUDY'S RESTAURANT GROUP
9/2/97    10/20/97       GRR HOLDINGS                          GROUND ROUND RESTAURANTS
7/3/97    9/26/97        PORT ROYAL HOLDINGS                   KRYSTAL COMPANY
5/28/97   7/17/97        COMPASS GROUP PLC                     DAKA INTERNATIONAL
3/11/97   5/23/97        EQUITY GROUP INVESTMENTS              CHART HOUSE ENTERPRISES

                             -----------------------------------------------
                                           PREMIUMS PAID
                             -----------------------------------------------
                              1 YEAR      1 MONTH      1 WEEK       1 DAY
EQUITY         TRANSACTION   PRIOR TO     PRIOR TO     PRIOR TO    PRIOR TO    % OF SHARES
VALUE          VALUE (MM)     ANNOUN.     ANNOUN.       ANNOUN.     ANNOUN.         ACQUIRED
-----------------------------------------------------------------------------------------------
   $25.4             25.40   106.9%          3.4%       10.1%         8.1%        100.00
  $110.6            175.63   161.4%         39.1%       65.9%        59.7%        100.00
   $71.3             71.01    48.8%         23.1%       28.0%        29.3%        100.00
   $28.2             28.24   (60.0%)       146.3%       60.0%        28.0%        100.00
   $48.4             47.00    74.4%         23.6%       17.2%        16.2%        100.00
   $65.9             77.90    60.0%         77.8%       45.5%        23.1%        100.00
   $45.5             60.00    13.3%          2.4%       32.0%        39.1%        100.00
   $82.6             82.55   105.1%         14.3%       25.0%        26.0%        100.00
  $585.0            386.70    (3.5%)        20.2%       11.4%        10.8%         68.50
   $37.7             35.47    56.2%         28.1%       13.9%        12.3%        100.00
$1,467.8          1,467.84    61.3%         33.3%       10.3%        13.9%        100.00
   $57.8             57.80   (48.4%)        18.8%       39.7%         3.3%        100.00
   $18.2             17.40   139.4%         76.4%       74.1%        74.1%        100.00
   $46.3             46.15     8.1%         65.9%       29.0%        14.3%        100.00
   $93.6             97.16    86.7%         33.3%       35.5%        35.5%        100.00
   $90.8             90.81    66.0%         18.9%        7.3%        10.0%        100.00
   $22.9             22.93    18.7%          1.9%        3.8%         3.8%        100.00
  $133.6            131.88   135.3%         49.5%       52.4%        49.5%         45.00
   $39.4             39.05     #N/A         16.9%       10.6%        13.0%        100.00
   $49.4             47.32    54.5%         22.9%       17.2%        21.4%        100.00
  $585.0            582.75    35.0%         10.5%        9.1%        11.9%        100.00
  $146.8             76.30     9.5%         22.4%       17.5%        19.5%         52.00
   $17.6             18.83     5.3%         73.9%       70.2%        50.9%        100.00
   $18.4             19.68   (34.0%)        (9.0%)      10.0%         5.6%        100.00
  $108.4            145.40   182.9%        176.2%      169.8%       132.0%        100.00
   $83.7            195.00   (71.7%)        (7.0%)     (35.5%)      (33.3%)       100.00
   $67.4             19.55   (55.8%)         2.2%        4.5%         2.2%         28.99
                             -----------------------------------------------



----------------------------------------------------------------------------
   MAX                       182.9%        176.2%      169.8%       132.0%
  MEAN                        44.4%         36.5%       30.9%        25.2%
MEDIAN                        51.7%         22.9%       17.5%        16.2%
   MIN                       (71.7%)        (9.0%)     (35.5%)      (33.3%)
----------------------------------------------------------------------------
Rockies @ $10.25 per share    60.8%         90.7%       70.8%        54.7%
           -----------------------------------------------------------------
            Rockies Price     $6.38         $5.38       $6.00        $6.63
           -----------------------------------------------------------------

* Initial merger announcements, the premium paid one day prior based on the announcement date is the following:
  NE Restaurant - Bertucci's: 69.7%
  Carrols Corp - Pollo Tropical: 38.6%
  Fleet Equity Partners - Skyline Chili: (2.7%)
  Cracken Harkey - Spaghetti Warehouse: 9.4%

PREMIUM ANALYSIS - GOING PRIVATE TRANSACTIONS                PIPER JAFFRAY INC.
-------------------------------------------------------------------------------
TRANSACTION VALUE > $30 MIL < $300 MIL, 80% OR MORE OWNED
AFTER TRANSACTION
ANNOUNCEMENT DATE: 1/11/1997 - 2/17/99
EXCLUDES FINANCIAL INSTITUTIONS AND REITS

ANN.      EFFECTIVE                                                                               EQUITY         COMPANY
DATE      DATE           ACQUIROR FULL NAME                    TARGET FULL NAME                   VALUE           VALUE
---------------------------------------------------------------------------------------------------------------------------
04/23/98  Withdrawn      CONQUEST PARTNERS                     SPAGHETTI WAREHOUSE, INC.           $48.4          $50.4
07/07/97  Topped         INVESTOR GROUP                        XPEDITE SYSTEMS                    $205.3         $250.0
02/13/98  Topped         TEN IDEAS INC.                        BERTUCCI'S INC.                     $71.3          $79.4
03/13/98  Topped         POLLO MANAGEMENT                      POLLO TROPICAL, INC.                $82.6          $83.3
03/31/97  Terminated     HICKS, MUSE, TATE, AND FURST          THERMAL INDUSTRIES                  $37.5          $34.3
10/20/97  Terminated     INVESTOR GROUP                        SYBRON CHEMICALS, INC.             $195.6         $196.2
03/17/98  Terminated     TRACE INTERNATIONAL                   FOAMEX INTERNATIONAL INC.          $338.8         $827.1
05/22/98  Terminated     FREMONT PARTNERS INC                  GLOBAL MOTORSPORT GROUP            $112.3         $221.0
06/23/98  Terminated     ODYSSEY INVESTMENT PARTNERS           CELADON GROUP INC                  $153.0         $259.0
11/18/98  Rejected       INVESTORS (DAVID TSAN)G               OAK TECHNOLOGY INC                 $183.0         $132.0
11/25/98  Pending        SBARRO FAMILY                         SBARRO INC                         $585.0         $468.3
05/29/98  Pending        INNOVATIVE COMMUNICATION              EMERGING COMMUNICATIONS            $112.3         $114.3
06/15/98  Pending        SAFEGUARD SCIENTIFICS,                METALLURG                          $148.7         $201.2
08/18/98  Pending        WOODS EQUIPMENT CO.                   ALAMO GROUP, INC.                  $180.1         $208.0
10/22/98  Pending        WELSH, CARSON, ANDERSON & STOWE       CENTENNIAL HEALTHCARE CORP.        $190.8         $290.8
11/23/98  Pending        JAY B. LANGNER & RIDHARD D. SEGAL     HUDSON GENERAL CORP.                $99.9          $82.9
12/03/98  Pending        SRC HOLDINGS                          BACK BAY RESTAURANT GROUP.          $37.7          $41.3
12/29/98  Pending        W.R. HAMBRECHT & CO.                  INTERLINQ SOFTWARE CORP.            $47.4          $47.4
9/18/98   1/25/99        CRACKEN, HARKEY & CO.                 SPAGHETTI WAREHOUSE                 $45.5          $50.0
06/22/98  12/15/98       J.F. LEHMAN & CO.                     SPECIAL DEVICES                    $289.0         $268.0
11/09/98  12/15/98       STONINGTON PARTNERS INC.              GLOBAL MOTORSPORT GROUP            $100.9         $148.2
03/16/98  10/30/98       FPK, LLC                              NORWOOD PROMOTIONAL PRODUCTS       $105.0         $162.5
05/21/98  10/22/98       LICKING RURAL ELECTRIFICATION         NATIONAL GAS & OIL CO.              $93.0          $99.5
06/22/98  10/02/98       QUESTOR PARTNERS FUND LP              GT BICYCLES INC.                    $78.6         $168.6
04/21/98  09/24/98       CITICORP                              ALLIED DIGITAL TECHNOLOGIES CORP.   $68.1          $84.3
07/17/98  09/02/98       DONALDSON, LUFKIN & JENRETTE          DECRANE AIRCRAFT HOLDINGS          $183.5         $225.6
06/16/98  08/31/98       LINSALATA CAPITAL PARTNERS FUND II    PERSONNEL MANAGEMENT                $32.8          $34.5
07/29/98  08/26/98       EBC TEXAS ACQUISITION CORP.           E-Z SERVE CORP.                     $41.6         $104.1
04/21/98  08/25/98       INVESTOR GROUP                        PCA INTERNATIONAL INC.             $210.4         $362.3
02/17/98  08/18/98       HB ACQUISITION CORP.                  BELL SPORTS CORP.                  $142.0         $191.7
04/16/98  08/11/98       INVESTCORP BANK                       HARBORSIDE HEALTHCARE CORP         $200.3         $281.3
06/02/98  08/04/98       ADVENTIST HEALTH SYSTEMS              HOUSECALL MEDICAL RESOURCES         $10.4          $50.2
02/13/98  07/29/98       INVESTOR GROUP                        GNI GROUP INC.                      $46.4          $82.4
04/03/98  07/21/98       NE RESTAURANT COMPANY                 BERTUCCI'S INC.                     $93.6         $101.7
02/11/98  06/10/98       APOLLO MANAGEMENT, L.P.               MTL INC.                           $189.5         $243.5

-----------------------------------------------
              PREMIUMS PAID                                          BREAKUP/          BREAKUP/
-----------------------------------------------                     TERMINATION       TERMINATION
 1 YEAR      1 MONTH      1 WEEK       1 DAY                         FEE (MIL.)        FEE (MIL.)
PRIOR TO     PRIOR TO     PRIOR TO    PRIOR TO    % OF SHARES         AS A %           AS A % OF
 ANNC.        ANNC.        ANNC.       ANNC.       ACQUIRED        OF CO. VALUE      EQUITY VALUE
-----------------------------------------------------------------------------------------------------
 74.4%         23.6%       17.2%        16.2%       100.00
(14.3%)        20.0%       30.4%        20.8%       100.00
 48.8%         23.1%       28.0%        29.3%       100.00             1.89%               2.10%
105.1%         14.3%       25.0%        26.0%       100.00
125.2%         28.8%       29.9%        29.9%       100.00
120.3%         32.0%       23.8%        23.8%        55.00
  0.7%         25.9%       24.8%        15.3%        54.00
 91.7%         11.5%       13.6%        12.9%        34.10             2.26%               4.45%
 81.8%         40.4%       41.6%        36.8%       100.00             3.09%               5.23%
(45.5%)        46.9%       20.0%        13.4%       100.00
 10.8%         20.2%       11.4%        10.8%        68.50
    NA         40.4%       27.0%        30.4%        48.00
650.0%         73.9%       71.4%        73.9%       100.00
 (8.4%)         2.1%        9.6%        15.6%       100.00             4.81%               5.55%
(34.7%)        80.3%      103.2%        88.2%       100.00             1.03%               1.57%
 18.3%         15.4%        4.1%         4.8%       100.00             2.11%               1.75%
 56.2%         28.1%       13.9%        12.3%       100.00             6.05%               6.64%
117.6%         15.6%       23.3%        22.3%        75.60
 13.3%          2.4%       32.0%        39.1%       100.00
148.7%          8.8%       10.9%         6.1%       100.00             2.24%               2.08%
 39.3%         44.4%       14.7%        15.6%       100.00             2.02%               2.97%
 40.3%         23.6%       19.1%        19.1%       100.00
 52.6%         26.1%       18.2%         7.2%       100.00             2.01%               2.15%
  0.0%         36.2%       77.8%        68.4%       100.00             1.19%               2.54%
166.7%         63.2%       48.1%        27.0%       100.00             5.19%               6.42%
 33.3%         31.4%       28.7%        30.5%       100.00             5.31%               6.52%
 66.2%         23.1%       23.1%        25.5%       100.00             3.62%               3.81%
  #N/A         37.1%       20.0%        37.1%       100.00
 80.4%         17.8%       17.8%        23.3%        83.00
 95.3%         11.3%       15.9%        16.7%       100.00             1.30%               1.76%
119.8%        (29.8%)     (44.1%)      (43.3%)       91.00             2.13%               3.00%
(75.4%)       (23.8%)     (31.5%)      (17.9%)      100.00             1.99%               9.62%
 14.3%         40.0%       17.9%        17.9%       100.00             4.85%               8.61%
 86.7%         33.3%       35.5%        35.5%       100.00             2.21%               2.40%
 79.8%         57.6%       38.5%        37.9%       100.00             3.08%               3.96%
------------------------------------------------

PREMIUMS PAID ANALYSIS - GOING PRIVATE TRANSACTIONS          PIPER JAFFRAY INC.
-------------------------------------------------------------------------------
TRANSACTION VALUE GREATER THAN $30 MIL LESS THAN $300 MIL, 80% OR MORE OWNED AFTER TRANSACTION
ANNOUNCEMENT DATE: 1/1/1997 - 2/17/1999
EXCLUDES FINANCIAL INSTITUTIONS AND REITS

          EFFECTIVE
ANN DATE  DATE           ACQUIRER FULL NAME                        TARGET FULL NAME
---------------------------------------------------------------------------------------------------
01/29/98  06/08/98      GOLDER, THOMA, CRESSEY, RAUNER INC.         MONROC, INC.
03/11/98  06/04/98      J RICHARD INDUSTRIES                        PORTEC INC.
12/19/97  05/01/98      CABLE SYSTEMS HOLDING, LLC.                 IPC INFORMATION SYSTEMS INC.
09/05/97  04/03/98      DAVCO ACQUISITION HOLDING INC.              DAVCO RESTAURANTS, INC.
12/23/97  04/01/98      MCCOWN DE LEEUW & CO.                       UNION CORP
10/02/97  03/30/98      LAZARD FRERES & CO.                         KAPSON SENIOR QUARTERS CORP
11/14/97  03/25/98      GOLDMAN SACHS & CO                          CHARTWELL LEISURE INC
09/16/97  02/06/98      SUPERCANAL HOLDING S.A.                     TESCORP INC.
10/17/97  02/05/98      LINSALATA CAPITAL PARTNERS FUND II L.P.     TRANZONIC COS.
07/30/97  02/02/98      INVESTOR GROUP                              PLASTI-LINE, INC.
10/17/97  01/29/98      WEISS, PECK & GREER LLC                     ATC GROUP SERVICES INC
09/23/97  01/22/98      CRACKEN, HARKEY & CO. LLC.                  EL CHICO RESTAURANTS INC.
08/14/97  12/29/97      MADISON DEARBORN PARTNERS, INC              TUESDAY MORNING CORPORATION
8/4/97    12/23/97      THE RESTAURANT COMPANY                      PERKINS FAMILY RESTAURANTS LP
07/23/97  12/18/97      APOLLO MANAGEMENT, L.P.                     ALLIANCE IMAGING INC.
10/01/97  12/05/97      LAND O'LAKES                                ALPINE LACE BRANDS INC
9/2/97    10/20/97      GRR HOLDINGS                                GROUND ROUND RESTAURANTS
09/05/97  10/10/97      COLONNADE CAPITAL LLC                       NATIONAL PICTURE & FRAME CO
06/16/97  09/30/97      KNIGHTBRIDGE CAPITAL I                      FREDERICKS OF HOLLYWOOD
07/31/97  09/24/97      AMERICAN INDUSTRIAL PARTNERS                BUCYRUS INTERNATIONAL INC
05/30/97  07/30/97      GOLDMAN SACHS & CO                          INTEGRATED LIVING COMMUNITIES
04/11/97  06/12/97      HEDSTROM CORP.                              ERO INC.

                             -----------------------------------------------
                                           PREMIUM PAID                                          BREAKUP/        BREAKUP/
                             -----------------------------------------------                   TERMINATION     TERMINATION
                             1 YEAR      1 MONTH      1 WEEK       1 DAY                        FEE (MIL.)      FEE (MIL.)
EQUITY           COMPANY    PRIOR TO     PRIOR TO     PRIOR TO    PRIOR TO    % OF SHARES         AS A %        AS A % OF
VALUE             VALUE       ANNC.        ANNC.       ANNC.       ANNC.           ACQUIRED    OF CO. VALUE    EQUITY VALUE
-----------------------------------------------------------------------------------------------------------------------------
   $48.6          $53.0        74.1%          7.7%       10.5%         5.1%        100.00
   $71.3          $66.7        45.5%         11.3%       14.3%         8.9%        100.00
  $219.0         $314.3       182.4%         18.3%       31.3%        14.3%         90.00
  $133.6         $180.3       135.3%         49.5%       52.4%        49.5%         45.00
  $182.7         $192.1        41.6%         29.2%       13.5%        14.5%        100.00           4.01%           4.22%
  $112.4         $252.3        60.0%         23.1%       20.8%         9.4%        100.00
  $271.5         $339.0        32.7%          8.7%        9.5%         8.7%        100.00
   $60.3          $66.8        50.0%         38.5%       33.3%        33.3%        100.00
  $101.4          $94.2        88.6%          5.5%       (2.9%)       (1.5%)       100.00
   $55.3          $59.6        71.4%         21.3%       27.1%        27.1%        100.00
  $101.5         $126.9         0.0%          9.7%       (8.1%)        0.0%         89.93
   $49.4          $57.8        54.5%         22.9%       17.2%        21.4%        100.00           0.87%           1.01%
  $298.7         $319.9       197.0%         17.6%       25.8%        22.7%        100.00
  $146.8         $214.0        19.5%         22.4%       17.5%        19.5%         48.00
  $120.2         $187.2       134.7%         13.5%        3.5%         7.3%        100.00
   $47.7          $56.7        43.1%         15.9%        5.8%        (8.8%)       100.00
   $18.4          $56.9         5.6%         (9.0%)      10.0%         5.6%        100.00
   $59.7          $69.8        10.3%          9.1%       11.0%        11.6%        100.00
   $68.7          $57.1        46.6%         22.8%       14.2%        17.0%        100.00
  $189.6         $247.5       108.7%         71.4%       46.9%        33.3%        100.00
   $77.0          $72.5         #N/A         53.3%       21.1%        26.9%        100.00
  $115.5         $201.9        66.7%         32.4%       16.9%         9.8%        100.00
                             -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MAX                       650.0%         80.3%      103.2%        88.2%                           6.0%            9.6%
  MEAN                        70.9%         25.3%       22.0%        20.4%                           2.9%            4.0%
MEDIAN                        55.4%         23.1%       19.1%        17.9%                           2.2%            3.4%
   MIN                       (75.4%)       (29.8%)     (44.1%)      (43.3%)                          0.9%            1.0%
-----------------------------------------------------------------------------------------------------------------------------
Rockies @ $10.25 per share    60.8%         90.7%       70.8%        54.7%
           -----------------------------------------------------------------
            Rockies Price     $6.38         $5.38       $6.00        $6.63
           -----------------------------------------------------------------

                            COMPARABLE COMPANY ANALYSIS

COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------

- The objective of the Comparable Company Analysis is to identify companies similar to Rockies that are publicly traded. Piper Jaffray reviewed and compared certain actual and estimated publicly available financial, operating and stock market information of selected publicly traded companies that have similar products, markets or customers to Rockies.

- The Comparable Companies were selected based on Piper Jaffray's expertise in the restaurant market. The comparable companies include the following underperforming casual dining restaurant chains:

          Avado Brands Inc.                  Lone Star Steakhouse Saloon
          Cooker Restaurant                  Rainforest Cafe Inc.
          Darden Restaurants Inc.            Rare Hospitality International
          Famous Dave's America Inc.         Roadhouse Grill
          Il Fornaio America Corp.           Taco Cabana
          Landry's Seafood Restaurants       Uno Restaurant Corp.

- Our analysis includes a comparison of the financial data for Rockies and the Comparable Companies including revenues, EBITDA, operating income, net income, operating margin, EBITDA margin, net margin and projected earnings per share growth. Selected financial and market data for the Comparable Companies and Rockies is summarized on the following pages.

- This group of Comparable Companies is also used to derive a range of implied valuations for Rockies by applying various stock market valuation multiples for the Comparable Companies (such as company value to sales, company value to EBITDA, company value to operating income and P/E) to Rockies' sales, EBITDA, operating income and earnings for the twelve months ended December 31, 1998 and the calendar 1999 consensus and calendar 2000 Piper Jaffray earnings estimates.

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

                                              STOCK        52     CURRENT PRICE        $MM
                                              PRICE       WEEK     AS A % OF          MARKET         COMPANY
                                             2/17/99      HIGH    52 WEEK HIGH    CAPITALIZATION      VALUE
                                             -------     ------   ------------    --------------    --------
Avado Brands Inc                              $7.13      $16.00          44.5%            $243.7      $446.2
Cooker Restaurant                             $6.75      $12.25          55.1%             $41.7       $82.8
Famous Dave's                                 $2.44       $8.19          29.8%             $21.5       $18.5
Darden Restaurants Inc                       $20.31      $21.00          96.7%          $2,798.2    $3,106.1
Roadhouse Grill                               $4.56       $8.25          55.3%             $44.3       $66.5
Il Fornaio                                   $10.19      $15.38          66.3%             $57.6       $43.4
Landry's                                      $6.81      $31.69          21.5%            $206.7      $190.4
Rainforest Cafe                               $5.44      $17.75          30.6%            $134.6      $100.0
Rare Hospitality                             $13.38      $15.63          85.6%            $161.5      $208.4
Lone Star Steakhouse                          $8.94      $23.44          38.1%            $349.4      $255.7
Taco Cabana                                   $8.25       $9.75          84.6%            $112.5      $140.0
Uno Restaurant Corp                           $7.75       $7.88          98.4%             $80.1      $124.1

         ---------------------------------------------------------------------------------------------------
         MINIMUM:                                                        21.5%
         MEAN:                                                           58.9%
         MEDIAN:                                                         55.2%
         MAXIMUM:                                                        98.4%
         ---------------------------------------------------------------------------------------------------

Rockies                                       $8.53       $9.06          94.1%             $68.7       $92.6

                                                                        VALUATION MULTIPLES
                                              ---------------------------------------------------------------------
                                                1998        1999       2000      COMPANY      COMPANY       COMPANY
                                              CALENDAR    CALENDAR   CALENDAR    VALUE/LTM    VALUE/LTM    VALUE/LTM
                                              YEAR P/E    YEAR P/E   YEAR P/E     REVENUE    OP. INCOME     EBITDA
                                             ---------    --------   --------    ---------   ----------    ---------
Avado Brands Inc                                  14.3         9.8        7.8         0.5x         6.0x         4.2x
Cooker Restaurant                                 10.4         9.2         NA         0.5x         6.8x         4.5x
Famous Dave's                                       NM          NM         NA         0.5x           NM           NM
Darden Restaurants Inc                            24.8        21.2         NA         0.9x        15.2x         9.4x
Roadhouse Grill                                    9.1        10.6         NA         0.6x        11.8x         5.7x
Il Fornaio                                        20.4        16.4         NA         0.5x         8.9x         4.8x
Landry's                                           7.0         9.6       10.3         0.5x         4.0x         2.6x
Rainforest Cafe                                    9.5         8.4         NA         0.5x         5.9x         3.3x
Rare Hospitality                                  15.6        13.5       11.4         0.7x        10.6x         5.6x
Lone Star Steakhouse                              11.5        13.0       11.8         0.4x         4.1x         2.6x
Taco Cabana                                       17.2        15.0       12.9         1.0x        10.8x         6.7x
Uno Restaurant Corp                                 NA          NA         NA         0.6x         9.6x         4.9x

         -----------------------------------------------------------------------------------------------------------
         MINIMUM:                                 7.0x        8.4x       7.8x         0.4x         4.0x         2.6x
         MEAN:                                   14.0x       12.7x      10.8x         0.6x         8.5x         4.9x
         MEDIAN:                                 12.9x       11.8x      11.4x         0.5x         8.9x         4.8x
         MAXIMUM:                                24.8x       21.2x      12.9x         1.0x        15.2x         9.4x
         -----------------------------------------------------------------------------------------------------------

Rockies                                          16.0         14.0       10.4         0.6x        10.8x         5.4x
                               REPORTED N/I      17.1

*Financial Data exclude one-time charges and extraordinary items.
**Earnings estimates are as of 2/16/99.

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS


                                                                          LATEST TWELVE MONTH ("LTM") DATA
                                               -----------------------------------------------------------------------------
                                                             OPERATING      OPERATING              EBITDA    NET       NET
                                               REVENUES       INCOME         MARGIN      EBITDA    MARGIN   INCOME    MARGIN
                                               --------      ---------      ---------   -------    ------   ------    ------

Avado Brands Inc                                 $904.2          $73.9           8.2%    $105.8     11.7%    $20.1      2.2%
Cooker Restaurant                                $160.5          $12.2           7.6%     $18.4     11.4%     $6.2      3.9%
Famous Dave's                                     $35.6          ($4.2)            NM     ($2.0)       NM    ($3.9)       NM
Darden Restaurants Inc                         $3,409.6         $205.0           6.0%    $330.5      9.7%   $120.9      3.5%
Roadhouse Grill                                  $104.1           $5.7           5.4%     $11.6     11.1%     $3.0      2.9%
Il Fornaio                                        $83.1           $4.9           5.9%      $9.1     11.0%     $3.5      4.2%
Landry's                                         $386.8          $47.4          12.3%     $72.5     18.7%    $32.0      8.3%
Rainforest Cafe                                  $213.9          $16.9           7.9%     $30.0     14.0%    $14.7      6.9%
Rare Hospitality                                 $319.1          $19.6           6.2%     $37.3     11.7%    $10.5      3.3%
Lone Star Steakhouse                             $623.1          $62.3          10.0%     $98.0     15.7%    $42.5      6.8%
Taco Cabana                                      $143.0          $13.0           9.1%     $21.0     14.7%    $11.1      7.7%
Uno Restaurant Corp                              $195.1          $12.9           6.6%     $25.2    $12.9%     $6.3      3.2%

         -------------------------------------------------------------------------------------------------------------------
         MINIMUM:                                                                5.4%                9.7%               2.2%
         MEAN:                                                                   7.7%               13.0%               4.8%
         MEDIAN:                                                                 7.6%               11.7%               3.9%
         MAXIMUM:                                                               12.3%               18.7%               8.3%
         -------------------------------------------------------------------------------------------------------------------

Rockies (2)                                      $160.1           $8.6           5.4%     $17.2     10.8%     $4.3      2.7%
                                                                                              REPORTED NI     $4.0      2.5%

                                                ESTIMATED
                                                5 YEAR EPS        CASH AND       LONG-TERM
                                                GROWTH RATE     EQUIVALENTS         DEBT
                                                -----------     -----------      ---------

Avado Brands Inc                                       25.0            $1.4         $204.0
Cooker Restaurant                                      20.0            $1.7(1)       $35.8
Famous Dave's                                          50.0            $4.6           $1.1
Darden Restaurants Inc                                 13.0           $13.1         $310.4
Roadhouse Grill                                        25.0            $4.0          $24.2
Il Fornaio                                             20.0           $14.3           $0.0
Landry's                                               20.0           $41.6          $25.2
Rainforest Cafe                                        20.0           $34.6(1)        $0.0
Rare Hospitality                                       20.0            $4.8          $50.9
Lone Star Steakhouse                                   15.0           $93.7           $0.0
Taco Cabana                                            20.0            $0.8(1)       $21.9
Uno Restaurant Corp                                      NA            $1.1          $41.0

         ---------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------

Rockies (2)                                             17.0           $0.4          $23.9


(1) Numbers for quarter ending 9/98.
(2) Financials normalized.

                             DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS

--------------------------------------------------------------------------------

- The discounted cash flow analysis is used to calculate a range of theoretical values for Rockies based on (i) the net present value of implied future cash flows and (ii) a terminal value which estimates the value of Rockies in 2003 by applying a multiple of operating income in 2003.

DESCRIPTION OF ANALYSIS

- The discounted cash flow analysis shows the calculation of a range of net present values for Rockies based on a range of discount rates and a range of operating income multiples for the terminal value. These discount rates and operating income multiples were determined based on relevant industry experience.

                                   Discount Rate            EBIT Multiple
                                -------------------      -------------------
          Management Case            18% - 22%                 8 - l0x

- The projected income statement and working capital assumptions for 1999 through 2003, derived using assumptions from management, can be found in the LBO Analysis section.

                                     LBO ANALYSIS

LBO ANALYSIS

--------------------------------------------------------------------------------

- The objective of the leveraged buyout analysis is to calculate a range of prices that can be paid to acquire the Company while generating the required returns for equity sponsors and other investors in the capital structure.

- The returns are derived based on the Company's projected financial performance from 1999 to 2003 and customary capital structure assumptions.

- The leveraged buyout analysis assumes a "going private" transaction in the second quarter 1999. Piper Jaffray reviewed a potential transaction at a per share buyout price of $10.25.

- A leveraged buyout at this price meets standard industry return parameters for the various investors in the capital structure.

PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31                                           2/18/99
$ IN 000'S EXCEPT PER SHARE DATA                                        5:35 PM


SOURCES & USES OF FUNDS

-----------------------------
Market Value:
-----------------------------

  Stock Price on 1/25/99                                                   $6.63
  Purchase Premium:                                                         54.7%
                                                                         -------

  Buyout Price per Share                                                  $10.25
  Number of Shares Outstanding(000)                                        8,301
                                                                         -------

IMPLIED PURCHASE PRICE OF 100% OF EQUITY:                                $85,088
                                                                         -------
                                                                         -------

  Number of Shares Purchased(000s)                                         8,301

-----------------------------
Uses:
-----------------------------

  Purchase Price of Equity                                               $85,088
  Existing Debt to Be Refinanced (3)                                     $20,226
                                                                        --------
  Total Purchase Price                                                  $105,314
  Estimated Advisory fees                                                 $2,250
  Financing/Placement Fees                                                $2,500
                                                                        --------

TOTAL USES OF FUNDS                                                     $110,064
                                                                        --------
                                                                        --------

-----------------------------
Leverage/Coverage
-----------------------------

                                          1999     2000     2001    2002    2003
                                          --------------------------------------
LEVERAGE
  Total Debt/EBITDA                       4.2x     3.4x     3.0x    2.5x    2.0x
  Total Debt/(EBITDA-CAPEX)               9.3x     6.7x     5.6x    4.3x    3.4x
  Total Debt/Equity                       25.6x    11.7x    6.6x    3.9x    2.4x
COVERAGE
  EBITDA/Interest Expense                 3.1x     3.1x     3.5x    4.2x    4.9x
  (EBITDA-CAPEX)/Interest Expense         1.4x     1.5x     1.9x    2.4x    2.9x
  Fixed Charge Coverage(1)                0.3x     0.7x     0.8x    0.9x    1.0x

-----------------------------
Sources:
-----------------------------

                                RATE    MATURITY    % OF TOTAL      AMOUNT     OWNERSHIP
                                ----    --------    ----------     --------    ---------
  Cash on Balance sheet           NA          NA        0.4%           $450        NA
  Assumed Debt/Capital Lease
    Obligations                  9.3%          0        7.7%         $8,529        NA
  Revolver                      10.0%         NA        0.0%            ($0)       NA
  Term Loan A                    8.8%    8 Years       45.9%        $50,543       0.0%
  Term Loan B                    9.1%    8 Years        0.0%             $0       0.0%
  Senior Subordinated Note
    (21.1% IRR)*                12.0%   10 Years       23.0%        $25,271       7.0%
                                                                   --------

  TOTAL DEBT                                                        $84,343

  Common Equity
    LBO Fund (32.6% IRR)*         NA          NA       23.0%        $25,271      93.0%
    Management                    NA          NA        0.0%             $0       0.0%
                                                                   --------

  TOTAL EQUITY                                                      $25,271
                                                                   --------
TOTAL SOURCES OF FUNDS                                             $110,864
                                                                   --------
                                                                   --------

* Equity value is calculated using a 5.0x EBITDA Multiple on year 2003

-----------------------------
Purchase Price Multiples
-----------------------------

EQUITY PURCHASE PRICE                                                   $ 85,088
  Plus: Assumed Debt                                                    $ 20,226
  Less: Excess Cash                                                         $450
                                                                        --------
COMPANY VALUE                                                           $104,864
                                                                        --------
                                                                        --------

                                                               VALUE    MULTIPLE
                                                            --------    --------
PURCHASE PRICE MULTIPLES
  Company Value/1998 EBIT(2)                                  $8,598        12.2x
  Company Value/1998 EBITDA                                  $17,213         6.1x
  Company Value/1999 EBIT                                    $11,280         9.3x
  Company Value/1999 EBITDA                                  $21,192         4.9x
  Company Value/1999 Free Cash Flow (2)                       $9,660        10.9x
  Company Value/1999 Revenue                                $182,372         0.6x

-----------------------------
1999 Proforma Capital Structure Analysis:
-----------------------------

                                                                 MULTIPLE OF     MULTIPLE OF
                                          AMOUNT     PERCENT     1998 EBITDA     1999 EBITDA
                                          -------    -------     -----------     -----------
Revolving Line of Credit                      ($0)      0.0%         0.0x            0.0x
Existing Debt                              $8,529       9.9%         0.5x            0.4x
Term Loan A                               $50,543      58.8%         2.9x            2.4x
Term Loan B                               $     0       0.0%         0.0x            0.0x
Senior Subordinated Note (21.1% IRR)*     $25,271      29.4%         1.5x            1.2x
Preferred Stock                                $0       0.0%         0.0x            0.0x
Stockholders' Equity                       $1,634       1.9%         0.1x            0.1x
                                          -------    -------         ---             ---
  TOTAL                                   $85,978     100.0%         5.0X            4.1X
                                          -------    -------         ---             ---
                                          -------    -------         ---             ---

-----------------------------
Goodwill Calculation:
-----------------------------

Equity Purchase Price                                                    $85,088
Finance Fees                                                               4,750
Book Value of Equity                                                      66,202
                                                                        --------
GOODWILL ASSUMED                                                              NM

  Goodwill Amortization Life Expectanc                                   15 Years
                                                                        --------
GOODWILL EXPENSE PER YEAR                                                     NM

  Financing Fees Life Expectancy                                          5 Years
                                                                        --------
FINANCING FEES PER YEAR                                                       NM

------------------------

(1) Fixed Charge Coverage = (EBITDA - Capex - Current Taxes)/(Interest + Scheduled Principal Repayments)

(2) Free Cash Flow = EBITDA - Capital Expenditures - Change in Working Capital, 1998 EBIT is normalized.

(3) Based on Q1 1999 balance sheet

PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                  ROCKIES STORE BUILD-UP MODEL
                               -------------------------------------------------------------------------------
                                   1999          2000          2001          2002          2003          2004
                              --------------------------------------------------------------------------------
Stores Beginning of Year             22            26            28            30            32            34

New Stores (Conversions)              3             0             0             0             0             0

New Stores (Prototypes)               1             2             2             2             2             2
                              --------------------------------------------------------------------------------
Stores End of Year                   26            28            30            32            34            36

AVERAGE WEEKLY SALES:

1997 Stores                        83.3          85.3          87.4          89.6          91.9          94.1
                                                 2.4%          2.5%          2.5%          2.5%          2.5%

1998 Stores                        78.7          80.7        82.716          84.8          86.9          89.1
                                                 2.5%          2.5%          2.5%          2.5%          2.5%

1999 Stores                        74.8          75.9          77.7          79.7          81.8          83.9
                                                 1.3%          2.5%          2.5%          2.6%          2.5%

2000 Stores                                      66.6          68.3          70.0          71.7          73.4
                                                               2.5%          2.5%          2.4%          2.5%

2001 Stores                                                    68.3          70.0          71.7          73.5
                                                                             2.5%          2.4%          2.5%

2002 Stores                                                                  70.0          71.7          73.5
                                                                                           2.4%          2.5%

2003 Stores                                                                                71.7          73.5
                                                                                                         2.5%

2004 Stores                                                                                              71.7


PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                  ROCKIES STORE BUILD-UP MODEL

                              -----------------------------------------------------------------------------------
                                   1999          2000          2001          2002          2003          2004
                              -----------------------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                 18         936           954           936           936           936           954

1998 Stores                  4         208           212           208           208           208           212

1999 Stores                  4         143           212           208           208           208           212

2000 Stores                  2                        78           104           104           104           106

2001 Stores                  2                                      56           104           104           106

2002 Stores                  2                                                    52           104           106

2003 Stores                  2                                                                  52           106

2004 Stores                  2                                                                                52


Existing Stores                   94,306.6     114,564.8     122,315.7     132,652.7     143,431.8     157,634.6
New Stores                        10,702.3       5,197.1       3,824.8       3,640.0       3,728.4       3,728.4
                             ------------------------------------------------------------------------------------
TOTAL REVENUE                   $105,008.8    $119,761.9    $126,140.5    $136,292.7    $147,160.2    $161,363.0


Maintenance CapEx per
  Existing Store                        75            67            68            63            63            65

CapEx per New Store
  (Conversions)                      2,241         2,297         2,354         2,413         2,474          2,535

CapEx per New Store
  (Prototypes)                       1,322         1,476         1,520         1,566         1,605          1,645

Preopening Cost per
  New Store                            337           225           232           250           256            263

Capitalized Lease per
  New Store                          1,800         1,500         1,500         1,500         1,500          1,500


Maintenance CapEx                    1,650         1,750         1,900         1,900         2,027          2,207

Total CapEx per New Store
  (Conversions)                      6,723             0             0             0             0              0

Total CapEx per New Store
  (Prototypes)                       1,322         2,952         3,040         3,132         3,210          3,290

Preopening Costs                     1,349           450           464           500           513            525

Growth CapEx financed through
  Capitalized le                     3,600         3,000         3,000         3,000         3,000          3,000
                             ------------------------------------------------------------------------------------
Total Capex (excl.
  preopening costs)                 13,295         7,702         7,940         8,032         8,237          8,497

PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                     CUBS STORE BUILD-UP MODEL
                                 -------------------------------------------------------
                                      1999     2000     2001     2002     2003     2004
                                 -------------------------------------------------------
Stores Beginning of Year                39       41       45       49       53       57

New Stores (Conversions)                 2        4        4        4        4        4

                                 -------------------------------------------------------
Stores End of Year                      41       45       49       53       57       61


AVERAGE WEEKLY SALES
1997 Stores                           37.2     38.2     39.1     40.1     41.1     42.1
                                               2.5%     2.5%     2.5%     2.5%     2.5%

1998 Stores                              0        0        0        0        0        0

1999 Stores                           35.6     36.5     37.4     38.3     39.3     40.2
                                               2.5%     2.5%     2.5%     2.5%     2.5%

2000 Stores                                    36.5     37.4     38.3     39.3     40.3
                                                        2.5%     2.5%     2.5%     2.5%

2001 Stores                                             37.4     38.3     39.3     40.3
                                                                 2.5%     2.5%     2.5%

2002 Stores                                                      38.3     39.3     40.3
                                                                          2.5%     2.5%

2003 Stores                                                               39.3     40.3
                                                                          2.5%     2.5%

2004 Stores                                                                        40.3

PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                  CUBS STORE BUILD-UP MODEL
                                 --------------------------------------------------------------------------
                                      1999        2000        2001        2002          2003          2004
                                 --------------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                39         2028        2067        2028        2028          2028          2067

1998 Stores                 0            0           0           0           0             0             0

1999 Stores                 2           52         106         104         104           104           106

2000 Stores                 4                      115         208         208           208           212

2001 Stores                 4                                  124         208           208           212

2002 Stores                 4                                              129           208           212

2003 Stores                 4                                                            104           212

2004 Stores                 4                                                                          104

Existing Stores                   75,513.0   82,756.7    90,999.6    101,243.2     111,944.8    125,489.6
New Stores                         1,850.0    4,193.6     4,634.8      4,943.9       4,087.2      4,191.2
                                 --------------------------------------------------------------------------
TOTAL REVENUE                    $77,363.0  $86,950.3   $95,634.4   $106,187.1    $116,032.0   $129,680.8

Maintenance CapEx per
 Existing Store                         42         43          42           39            40           41
CapEx per New Store                    700        721         743          800           820          841
Preopening Cost per
 New Store                             100        103         106          125           128          131


Maintenance CapEx                    1,650      1,750       1,900        1,900         2,106        2,322
Total CapEx per
 New Store                           1,400      2,884       2,972        3,200         3,280        3,362
Preopening Costs                       200        412         424          500           513          525
                                 --------------------------------------------------------------------------
Total CapEx (excl.
 preopening costs)                   3,050      4,634       4,872        5,100         5,386        5,684

Corporate CapEx                        500        500         500          500           500          500

TOTAL CAPEX                        $16,845    $12,836     $13,312      $13,632       $14,123      $14,681
Proceeds from Disposal
 of Assets                           5,313          0           0            0             0            0
                                 --------------------------------------------------------------------------
                                   $11,532    $12,836     $13,312      $13,632       $14,123      $14,681



PROJECT ROCKIES
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31                                           2/18/99
$ IN 000'S EXCEPT PER SHARE DATA                        CASE 1          5:37PM

INCOME STATEMENT
-----------------

                                          ----------------------------------------------------
                                                                        INTERIM PERIOD
                                          ----------------------------------------------------
                                                                                 REMAINDER OF
                                                1997         1998     MAR-99     FISCAL YEAR
                                          ----------------------------------------------------
NET SALES                                 $150,248.0   $160,101.6   $ 42,263.0    $140,108.8
  GROWTH %                                                   6.6%           NM            NM

  Cost of Sales                             37,672.0     40,624.7     10,522.0    $ 34,947.0
                                          ----------------------------------------------------
GROSS PROFIT                               112,576.0    119,476.9     31,741.0     105,161.9
  GROSS MARGIN %                               74.9%        74.6%        75.1%         75.1%

OPERATING EXPENSES
  Labor and Related                         51,086.0     53,632.3     14,197.0      47,036.9
  Operating Expenses                        30,627.0     31,906.2      5,362.0      17,649.0
  Selling Expenses                           5,773.0      5,098.9      1,412.0       4,548.0
  Occupancy                                      0.0          0.0      3,078.0      10,114.0
  Other operating expense (income)               0.0       (138.4)         0.0           0.0
  Depreciation                               7,714.0      6,521.1      2,300.0       7,315.0
  Preopening Costs                               0.0      1,808.5        667.0         882.0
  Preopening Amortization                    4,422.0      2,094.0          0.0           0.0
  Amortization of LBO Related Goodwill           0.0          0.0          0.0           0.0
  Amortization of Financing Fees                 0.0          0.0          0.0           0.0
                                          ----------------------------------------------------
    TOTAL OPERATING EXPENSES                99,622.0    100,922.5     27,016.0      87,544.9
                                          ----------------------------------------------------
RESTAURANT-LEVEL OPERATING INCOME           12,954.0     18,554.3      4,725.0      17,617.0
  OPERATING MARGIN %                            8.6%        11.6%        11.2%         12.6%

General and Administrative                   9,073.5      9,818.4      2,956.0       8,106.0
                                          ----------------------------------------------------
OPERATING INCOME                             3,880.5      8,736.0      1,769.0       9,511.0
  OPERATING MARGIN %                            2.6%       437.2%         4.2%          6.8%

Interest Expense
  Interest Expense (Senior Revolver)             0.0          0.0          0.0        (184.8)
  Interest Expense Related to LBO Debt           0.0          0.0          0.0      (5,526.8)
  Interest Expense Capital Leases           (1,763.0)    (2,378.0)      (556.0)       (620.6)
  Commitment Fee on Senior Revolver              0.0          0.0          0.0         (46.3)
  Other (Expense) Income (1)                (9,706.0)     1,416.3       (110.0)       (187.0)
                                          ----------------------------------------------------
    TOTAL OTHER INCOME (EXPENSE)           (11,469.0)      (961.7)      (666.0)     (6,565.5)
                                          ----------------------------------------------------
Income Before Income Taxes                  (7,588.5)     7,774.2      1,103.0       2,945.4
  PRE-TAX MARGIN %                             -5.1%         4.9%         2.6%          2.1%

  Provision for Income Taxes                (2,568.0)     2,526.5        325.0       1,089.8
  TAX RATE %                                   33.8%        32.5%        29.5%         37.0%
                                          ----------------------------------------------------
NET INCOME                                ($ 5,020.5)  $  5,247.7   $    778.0    $  1,855.6
                                          ----------------------------------------------------
                                          ----------------------------------------------------
  NET MARGIN %                                 -3.3%         3.3%         1.8%          1.3%

Cumulative effect of change in
 accounting for start-up costs, net of
 income taxes                                    0.0      1,250.0          0.0           0.0

NET INCOME, AFTER CUMULATIVE EFFECT       ($ 5,020.5)    $3,997.7   $    778.0    $  1,855.6
                                          ----------------------------------------------------
                                          ----------------------------------------------------
  NET MARGIN %                                 -3.3%         2.5%         1.8%          1.3%

----------------------------------------------------------------------------------------------
EBITDA (2)                                $  8,302.5   $ 17,212.6   $  4,179.0    $ 17,013.0
  EBITDA MARGIN                                 5.5%        10.8%         9.9%         12.1%
----------------------------------------------------------------------------------------------

                                          -----------------------------------------------------------------------------
                                                                            PROTECTED
                                          -----------------------------------------------------------------------------
                                                1999         2000         2001         2002         2003         2004
                                          -----------------------------------------------------------------------------
NET SALES                                 $182,371.8   $206,712.2   $221,774.9   $242,479.8   $263,192.2   $291,043.8
  GROWTH %                                     13.9%        13.3%         7.3%         9.3%         8.5%        10.6%

  Cost of Sales                             45,469.0     51,622.1     55,400.0     60,582.2     65,757.6     72,715.2
                                          -----------------------------------------------------------------------------
GROSS PROFIT                               136,902.9    155,090.2    166,374.9    181,897.6    197,434.7    218,328.6
  GROSS MARGIN %                               75.1%        75.0%        75.0%        75.0%        75.0%        75.0%

OPERATING EXPENSES
  Labor and Related                         61,233.9     69,153.1     74,197.0     81,148.3     88,079.7     97,400.3
  Operating Expenses                        23,011.0     26,120.0     27,894.0     30,369.1     32,963.3     36,451.1
  Selling Expenses                           5,960.0      6,770.0      7,294.0      7,992.0      8,675.1      9,593.0
  Occupancy                                 13,192.0     15,042.0     16,184.0     17,673.1     19,183.2     21,213.1
  Other operating expense (income)               0.0          0.0          0.0          0.0          0.0          0.0
  Depreciation                               9,615.0     11,021.0     11,805.0     12,864.0     13,121.0     13,384.0
  Preopening Costs                           1,549.0        862.0        888.0      1,000.0      1,025.5      1,050.0
  Preorpening Amortization                       0.0          0.0          0.0          0.0          0.0          0.0
  Amortization of LBO Related Goodwill           0.0          0.0          0.0          0.0          0.0          0.0
  Amortization Financing Fees                    0.0          0.0          0.0          0.0          0.0          0.0
                                          -----------------------------------------------------------------------------
    TOTAL OPERATING EXPENSES               114,560.9    128,968.1    138,261.9    151,046.4    163,047.8    179,091.4
                                          -----------------------------------------------------------------------------
RESTAURANT-LEVEL OPERATING INCOME           22,342.0     26,122.0     28,113.0     30,851.1     34,386.9     39,237.1
  OPERATING MARGIN %                           12.3%        12.6%        12.7%        12.7%        13.1%        13.5%

General and Administrative                  11,062.0     11,200.0     11,400.0     11,600.0     12,591.0     13,923.0
                                          -----------------------------------------------------------------------------
OPERATING INCOME                            11,280.0     14,922.0     16,713.0     19,251.1     21,795.9     25,314.1
  OPERATING MARGIN %                            6.2%         7.2%         7.5%         7.9%         8.3%         8.7%

Interest Expense
  Interest Expense (Senior Revolver)          (184.8)      (622.3)      (784.4)      (754.3)      (530.8)      (176.2)
  Interest Expense Related to LBO Debt      (5,526.8)    (6,942.0)    (6,241.3)    (5,576.7)    (4,884.9)    (4,355.7)
  Interest Expense Capital Leases           (1,176.6)      (883.0)    (1,148.6)    (1,371.8)    (1,649.7)    (1,923.0)
  Commitment Fee on Senior Revolver            (46.3)       (29.0)       (23.9)       (29.7)       (47.8)       (75.0)
  Other (Expense) Income (1)                  (297.0)         0.0          0.0          0.0          0.0          0.0
                                          -----------------------------------------------------------------------------
    TOTAL OTHER INCOME (EXPENSE)            (7,231.5)    (8,476.4)    (8,198.2)    (7,732.5)    (7,113.3)    (6,529.9)
                                          -----------------------------------------------------------------------------
Income Before Income Taxes                   4,048.4      6,445.6      8,514.8     11,518.7     14,682.6     18,784.2
  PRE-TAX MARGIN %                              2.2%         3.1%         3.8%         4.8%         5.6%         6.5%

  Provision for Income Taxes                 1,414.8      2,384.9      3,150.5      4,261.9      5,432.6      6,950.2
  TAX RATE %                                   34.9%        37.0%        37.0%        37.0%        37.0%        37.0%
                                          -----------------------------------------------------------------------------
NET INCOME                                $  2,633.6   $  4,060.8   $  5,364.3   $  7,256.8   $  9,250.1   $ 11,834.1
                                          -----------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------
  NET MARGIN %                                  1.4%         2.0%         2.4%         3.0%         3.5%         4.1%

Cumulative effect of change in
 accounting for start-up costs, net of
 income taxes                                    0.0          0.0          0.0          0.0          0.0          0.0

NET INCOME, AFTER CUMULATIVE EFFECT       $  2,633.6   $  4,060.8   $  5,364.3   $  7,256.8   $  9,250.1   $ 11,834.1
                                          -----------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------
  NET MARGIN %                                  1.4%         2.0%         2.4%         3.0%         3.5%         4.1%

-----------------------------------------------------------------------------------------------------------------------
EBITDA (2)                                $ 21,192.0   $ 25,943.0   $ 28,518.0   $ 32,115.1   $ 34,916.9   $ 38,698.1
  EBITDA MARGIN                                11.6%        12.6%        12.9%        13.2%        13.3%        13.3%
-----------------------------------------------------------------------------------------------------------------------

(1) INCLUDES THE EQUITY IN JOINT VENTURE EARNINGS AND GAIN ON SALE OF INVESTMENT IN JOINT VENTURE.

(2)  EBITDA FOR 1998 DOES NOT INCLUDE OTHER OPERATING INCOME OF $138.4.

PROJECT ROCKIES
--------------------------------------------------------------------------------
Fiscal Year Ended December 31                                            2/18/99
$ in 000's except per share data            CASE 1                       5:37 PM

BALANCE SHEET

                                                                                   ESTIMATED      ADJUSTMENTS       PROFORMA
                                                                                 -----------------------------------------------
                                                            1997          1998   Mar-99 Pre LBO                  Mar-99 Post LBO
                                                      --------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS
  Cash and Cash Equivalents                               $623.0        $449.7           $449.7       ($449.7)              $0.0
  Cash required for Operations                           1,000.0           0.0              0.0           0.0                0.0
  Accounts Receivable                                    1,055.0         601.0            601.0           0.0              601.0
  Inventories                                            2,727.0       2,532.0          2,532.0           0.0            2,532.0
  Prepaid Expenses                                       1,613.0         741.0            741.0           0.0              741.0
  Current Deferred Income Taxes                            219.0         219.0            219.0           0.0              219.0
  Preopening Costs, net                                  1,520.0           0.0              0.0           0.0                0.0
                                                      --------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                 8,757.0       4,542.7          4,542.7        (449.7)           4,093.0

LONG-TERM ASSETS:
  Gross Fixed Assets                                   108,209.2     117,909.3        118,223.3           0.0          118,223.3
    LESS ACCUMULATED DEPRECIATION                       17,395.2      23,916.3         26,326.3           0.0           26,326.3
                                                      --------------------------------------------------------------------------
  Net Fixed Assets                                      90,814.0      93,993.0         91,897.0           0.0           91,897.0

  LBO Related Goodwill                                       0.0           0.0              0.0           0.0                0.0
  Financing Fees                                             0.0           0.0              0.0           0.0                0.0
  Investment in Joint Venture                            5,553.0           0.0              0.0           0.0                0.0
  Deferred Income Taxes                                  2,335.0       2,335.0          2,335.0           0.0            2,335.0
  Other Long-term Assets                                   736.0       1,879.0            644.0           0.0              644.0
                                                      --------------------------------------------------------------------------
TOTAL ASSETS                                           108,195.0     102,749.7         99,418.7        (449.7)          98,969.0
                                                      --------------------------------------------------------------------------
                                                      --------------------------------------------------------------------------

                                                                                   ESTIMATED      ADJUSTMENTS       PROFORMA
                                                                                 -----------------------------------------------
                                                            1997          1998   Mar-99 Pre LBO                  Mar-99 Post LBO
                                                      --------------------------------------------------------------------------
LIABILITIES:

CURRENT LIABILITIES:
  Revolver                                                   0.0           0.0              0.0          (0.0)              (0.0)
  Accounts Payable                                       4,341.0       5,474.0          5,474.0           0.0            5,474.0
  Accrued Taxes other than Income Taxes                  1,023.0           0.0              0.0           0.0                0.0
  Accrued Expenses                                       5,871.0       6,311.0          6,311.0           0.0            6,311.0
  Accrued Restructuring Costs/Other Liabilities          2,447.0         432.0            432.0           0.0              432.0
  Current Portion of Debt                                  642.0         404.0            454.0           0.0              454.0
                                                      --------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                           14,324.0      12,621.0         12,671.0          (0.0)          12,671.0

LONG-TERM LIABILITIES:
  Existing Debt                                         26,450.0      19,050.0         11,697.0     (11,697.0)               0.0
  Long-term Debt                                         2,375.0       2,195.0          2,195.0                          2,195.0
  Capital Lease Obligations                              2,334.0       2,686.0          5,880.0                          5,880.0
  TERM LOAN A                                                0.0           0.0              0.0      50,542.6           50,542.6
  TERM LOAN B                                                0.0           0.0              0.0           0.0                0.0
  SENIOR SUBORDINATED NOTE                                   0.0           0.0              0.0      25,271.3           25,271.3
  Accrued Restructuring Costs/Other Liabilities          1,494.0         774.0            774.0           0.0              774.0
                                                      --------------------------------------------------------------------------
    Total Non-current Liabilities                       32,653.0      24,705.0         20,546.0      64,116.9           84,662.9

TOTAL LIABILITIES:                                      46,977.0      37,326.0         33,217.0      64,116.9           97,333.9

STOCKHOLDERS' EQUITY:
  Preferred Stock                                            0.0           0.0              0.0           0.0                0.0
  Common Stock                                              81.0          81.0             81.0           0.0               81.0
  Additional Paid-in Capital                            58,320.0      58,288.0         58,288.0      25,271.3           83,559.3
  Deferred Compensation/Treasury Stock                    (975.0)       (735.0)          (692.0)    (85,087.9)         (85,779.9)
  Retained Earnings                                      3,792.0       7,789.7          8,524.7      (4,750.0)           3,774.7
                                                      --------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY:                         61,218.0      65,423.7         66,201.7     (64,566.6)           1,635.1

                                                      --------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:             $108,195.0    $102,749.7        $99,418.7       ($449.7)         $98,969.0
                                                      --------------------------------------------------------------------------
                                                      --------------------------------------------------------------------------

                                                                                          PROJECTED
                                                      ---------------------------------------------------------------------------
                                                            1999         2000         2001         2002         2003         2004
                                                      ---------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS
  Cash and Cash Equivalents                                 $0.0         $0.0         $0.0         $0.0         $0.0       $915.8
  Cash required for Operations                               0.0          0.0          0.0          0.0          0.0          0.0
  Accounts Receivable                                    1,277.0      1,405.0      1,545.0      1,700.0      1,845.0      2,040.0
  Inventories                                            3,310.0      3,752.0      4,025.0      4,401.0      4,777.0      5,282.0
  Prepaid Expenses                                       1,958.0      2,220.0      2,381.0      2,604.0      2,826.0      3,126.0
  Current Deferred Income Taxes                            219.0        219.0        219.0        219.0        219.0        219.0
  Preopening Costs, net                                      0.0          0.0          0.0          0.0          0.0          0.0
                                                      ---------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                 6,764.0      7,596.0      8,170.0      8,924.0      9,667.0     11,582.8

LONG-TERM ASSETS:
  Gross Fixed Assets                                   129,441.3    142,277.1    155,588.9    169,220.6    183,343.6    198,024.2
    LESS ACCUMULATED DEPRECIATION                       33,828.3     44,849.3     56,654.3     69,518.3     82,639.3     96,023.3
                                                      ---------------------------------------------------------------------------
  Net Fixed Assets                                      95,613.0     97,427.8     98,934.6     99,702.3    100,704.3    102,000.9

  LBO Related Goodwill                                       0.0          0.0          0.0          0.0          0.0          0.0
  Financing Fees                                             0.0          0.0          0.0          0.0          0.0          0.0
  Investment in Joint Venture                                0.0          0.0          0.0          0.0          0.0          0.0
  Deferred Income Taxes                                    121.0        121.0        121.0        121.0        121.0        121.0
  Other Long-term Assets                                   280.0        980.0      1,077.0      1,185.0      1,286.0      1,422.0
                                                      ---------------------------------------------------------------------------
TOTAL ASSETS                                           102,778.0    106,124.8    108,302.6    109,932.3    111,778.3    115,126.7
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------

                                                                                          PROJECTED
                                                      ---------------------------------------------------------------------------
                                                            1999         2000         2001         2002         2003         2004
                                                      ---------------------------------------------------------------------------
LIABILITIES:

CURRENT LIABILITIES:
  Revolver                                               5,742.3      9,199.8     10,216.6      9,051.0      5,432.3          0.0
  Accounts Payable                                       2,625.0      2,756.0      2,894.0      3,039.0      3,299.0      3,648.0
  Accrued Taxes other than Income Taxes                      0.0          0.0          0.0          0.0          0.0          0.0
  Accrued Expenses                                       6,370.0      6,620.0      6,870.0      7,120.0      7,728.0      8,546.0
  Accrued Restructuring Costs/Other Liabilities              0.0          0.0          0.0          0.0          0.0          0.0
  Current Portion of Debt                                7,552.4      7,591.4      7,856.4      7,653.4      7,220.4          0.0
                                                      ---------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                           22,289.7     26,167.1     27,837.0     26,863.4     23,679.7     12,194.0

LONG-TERM LIABILITIES:
  Existing Debt                                              0.0          0.0          0.0          0.0          0.0          0.0
  Long-term Debt                                         1,969.0      1,851.0      1,722.0      1,618.0      1,618.0      1,618.0
  Capital Lease Obligations                              5,661.0      8,408.0     10,901.0     13,572.0     16,572.0     19,572.0
  TERM LOAN A                                           43,322.2     36,101.9     28,881.5     21,661.1     14,440.7     14,440.7
  TERM LOAN B                                                0.0          0.0          0.0          0.0          0.0          0.0
  SENIOR SUBORDINATED NOTE                              25,271.3     25,271.3     25,271.3     25,271.3     25,271.3     25,271.3
  Accrued Restructuring Costs/Other Liabilities            774.0        774.0        774.0        774.0        774.0        774.0
                                                      ---------------------------------------------------------------------------
    Total Non-current Liabilities                       76,997.5     72,406.2     67,549.8     62,896.4     58,676.0     61,676.0

TOTAL LIABILITIES:                                      99,287.2     98,573.3     95,386.8     89,759.8     82,355.7     73,870.0

STOCKHOLDERS' EQUITY:
  Preferred Stock                                            0.0          0.0          0.0          0.0          0.0          0.0
  Common Stock                                              81.0         81.0         81.0         81.0         81.0         81.0
  Additional Paid-in Capital                            83,559.3     83,559.3     83,559.3     83,559.3     83,559.3     83,559.3
  Deferred Compensation/Treasury Stock                 (85,779.9)   (85,779.9)   (85,779.9)   (85,779.9)   (85,779.9)   (85,779.9)
  Retained Earnings                                      5,630.3      9,691.0     15,055.3     22,312.1     31,562.2     43,396.2
                                                      ---------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                           3,490.7      7,551.5     12,915.8     20,172.5     29,422.6     41,256.7

                                                      ---------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:             $102,778.0   $106,124.8   $108,302.6   $109,932.3   $111,778.3   $115,126.7
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------

PROJECT ROCKIES
--------------------------------------------------------------------------------
Fiscal Year Ended December 31                                            2/18/99
$ in 000's except per share data            CASE 1                       5:37 PM

CASH FLOW STATEMENT

                                                                                              PROJECTED
                              ACTUAL       INTERIM PERIOD    ----------------------------------------------------------------------
                                1998                               1999        2000        2001        2002        2003        2004
                          ---------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES

NET INCOME                  $3,997.7     $778.0    $1,855.6    $2,633.6    $4,060.8    $5,364.3    $7,256.8    $9,250.1   $11,834.1
  Depreciation &
   Amortization              6,521.1    2,410.0     7,502.0     9,912.0    11,021.0    11,805.0    12,864.0    13,121.0    13,384.0
  Amortization of LBO
   Related Goodwill              0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Amortization of LBO
   Related Financing Fees        0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0

WORKING CAPITAL ACCOUNTS:
  (Increase) Decrease in
   Accounts Receivable         454.0        0.0      (676.0)     (676.0)     (128.0)     (140.0)     (155.0)     (145.0)     (195.0)
  (Increase) Decrease in
   Inventories                 195.0        0.0      (778.0)     (778.0)     (442.0)     (273.0)     (376.0)     (376.0)     (505.0)
  (Increase) Decrease in
   Prepaid Expenses            872.0        0.0    (1,217.0)   (1,217.0)     (262.0)     (161.0)     (223.0)     (222.0)     (300.0)
  (Increase) Decrease in
   Current Deferred
   Income Taxes                  0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  (Increase) Decrease in
   Preopening Costs, net     1,520.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Accounts Payable          1,133.0        0.0    (2,849.0)   (2,849.0)      131.0       138.0       145.0       260.0       349.0
  Increase (Decrease) in
   Accrued Taxes other
   than Income              (1,023.0)       0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Accrued Expenses            440.0        0.0        59.0        59.0       250.0       250.0       250.0       608.0       818.0
  Increase (Decrease) in
   Accrued Restructuring
   Costs/Othe               (2,015.0)       0.0      (432.0)     (432.0)        0.0         0.0         0.0         0.0         0.0
                          ---------------------------------------------------------------------------------------------------------
(INCREASE) DECREASE IN
 NET WORKING CAPITAL         1,576.0        0.0    (5,893.0)   (5,893.0)     (451.0)     (186.0)     (359.0)      125.0       167.0

SOURCE (USE) OF CASH
 FROM OPERATIONS            12,094.7    3,188.0     3,464.6     6,652.6    14,630.8    16,983.3    19,761.8    22,496.1    25,385.1

INVESTING ACTIVITIES

  (Increase) Decrease in
   Gross Fixed Assets       (9,700.1)    (314.0)  (11,218.0)  (11,532.0)  (12,835.8)  (13,311.8)  (13,631.7)  (14,123.0)  (14,680.6)
  (Increase) Decrease in
   Investment in Joint
   Venture                   5,553.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  (Increase) Decrease in
   Deferred Income Taxes         0.0        0.0     2,214.0     2,214.0         0.0         0.0         0.0         0.0         0.0
  (Increase) Decrease in
   Other Long-term Assets   (1,143.0)   1,235.0       364.0     1,599.0      (700.0)      (97.0)     (108.0)     (101.0)     (136.0)
  Increase (Decrease) in
   Accrued Restructuring
   Costs/Othe                 (720.0)       0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decreases) in
   Deferred Income Taxes         0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
                          ---------------------------------------------------------------------------------------------------------

SOURCE (USE) OF CASH FROM
 INVESTING ACTIVITIES       (6,010.1)     921.0    (8,640.0)   (7,719.0)  (13,535.8)  (13,408.8)  (13,739.7)  (14,224.0)  (14,816.6)

FINANCING ACTIVITIES

  Increase (Decrease) in
   Revolver                      0.0        0.0     5,742.3     5,742.3     3,457.4     1,016.9    (1,165.6)   (3,618.7)   (5,432.3)
  Addition of LBO Goodwill       0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Addition of LBO Finance
   Fees                          0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Current Portion of
   Debt                       (238.0)      50.0     7,098.4     7,148.4        39.0       265.0      (203.0)     (433.0)   (7,220.4)
  Increase (Decrease) in
   Existing Debt, net       (7,580.0)  (7,353.0)  (11,923.0)  (19,276.0)     (118.0)     (129.0)     (104.0)        0.0         0.0
  Increase (Decrease) in
   Capital Lease
   Obligations, net            352.0    3,194.0      (219.0)    2,975.0     2,747.0     2,493.0     2,671.0     3,000.0     3,000.0
  Increase (Decrease) in
   Term Loan A, net              0.0        0.0    43,322.2    43,322.2    (7,220.4)   (7,220.4)   (7,220.4)   (7,220.4)        0.0
  Increase (Decrease) in
   Term Loan B, net              0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Senior Subordinated
   Note, net                     0.0        0.0    25,271.3    25,271.3         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Preferred Stock, net          0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Common Stock, net             0.0        0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
  Increase (Decrease) in
   Additional Paid-in
   Capital                     (32.0)       0.0    25,271.3    25,271.3         0.0         0.0         0.0         0.0         0.0
                          ---------------------------------------------------------------------------------------------------------

SOURCE (USE) OF CASH FROM
 FINANCING ACTIVITIES       (7,498.0)  (4,109.0)   94,563.5    90,454.5    (1,095.0)   (3,574.5)   (6,022.0)   (8,272.1)   (9,652.7)

Net Change in Cash          (1,413.3)       0.0    89,388.2    89,388.2         0.0         0.0        (0.0)        0.0       915.8
LBO Adjustment to Deferred
 Compensation/Treasury
 Stock                         240.0        0.0   (85,087.9)  (85,087.9)        0.0         0.0         0.0         0.0         0.0
LBO Adjustment to Retained
 Earnings                        0.0        0.0    (4,750.0)   (4,750.0)        0.0         0.0         0.0         0.0         0.0
Beginning Cash Balance       1,623.0      449.7       449.7       449.7         0.0         0.0         0.0         0.0         0.0
                          ---------------------------------------------------------------------------------------------------------
ENDING CASH BALANCE           $449.7     $449.7        $0.0       ($0.0)       $0.0        $0.0       ($0.0)       $0.0      $915.8
                          ---------------------------------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------------------------------